Lincoln Statistical Report

second Q U A R T E R

2 0 0 7

The financial data in this document is dated July 31, 2007 and has not been updated since that date. LNC does not intend to update this document.

Lincoln Financial Group
Statistical Report
Second Quarter
2007

Table of Contents

LFG Analyst Coverage

Notes

Financial Highlights	1 - 4

Consolidated Expense Detail	5
Operating Results Summary	6
Consolidated Statements of Income	7

Consolidating Statements of Income from Operations	8-9
Consolidated Balance Sheet	10
Balance Sheet Data - Segment Highlights	11

Individual Markets
Individual Life Insurance
Income Statements & Operational Data	12
Operational Data	13
Account Value Roll Forward	14
Individual Annuities
Income Statements & Operational Data	15
Account Value Roll Forward	16
Account Values	17

Employer Markets
Defined Contribution
Income Statements & Operational Data	18
Account Value Roll Forward	19
Supplemental Data	20
Executive Benefits
Income Statements & Operational Data	21
Account Value Roll Forward and Supplemental Data	22
Group Protection
Income Statements & Operational Data	23
Supplemental Data	24

Investment Management
Income Statements	25
Assets Under Management Roll Forward	26

Lincoln UK
Income Statements	27
Operational Data	28

Lincoln Financial Media	29

Other Operations	29

Domestic Deposits / Account Balances / Net Flows	30

Investment Data
Assets Managed	31
Other Investment Data	32

6/30/2007	ii
NOTES

On April 3, 2006, LNC completed its previously announced merger with Jefferson Pilot Corporation ("JP"). Beginning with the second quarter of 2006, we are reporting results through the following segments: Individual Markets - Annuities, Individual Markets - Life Insurance, Employer
Markets - Retirement Products, Employer Markets - Group Protection, Investment Management, Lincoln UK and Lincoln Financial
Media. Historical information presented in this report has been restated to reflect the new organizational structure. As described below, certain reclassifications have been made to historically reported items to reflect the new reporting practices of LNC.

Definitions and Presentation

"Income from Operations," "Operating Revenue," "Return on Capital," and "Station Operating Income" are non-GAAP financial measures and do not replace GAAP revenue and net income (loss). Detailed reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in this statistical supplement.

* We exclude the after-tax effects of the following items from GAAP net income to arrive at income from operations:
* Realized gains and losses on investments and derivatives,
* Gains and losses related to reinsurance embedded derivatives/trading account securities,
* The cumulative effect of accounting changes,
* Reserve changes on business sold through reinsurance net of related deferred gain amortization,
* Gains and losses on the sale of subsidiaries and blocks of business, and
* Loss on early retirement of debt, including subordinated debt

NOTE: Income from operations is lower than previously reported as it now includes restructuring charges previously excluded in the determination of income from operations

* Operating revenue represents revenue excluding the following, as applicable:
* Realized gains or losses on investments and derivatives,
* Gains and losses related to reinsurance embedded derivatives/trading account securities,
* Gains and losses on the sale of subsidiaries and blocks of business, and
* Deferred gain amortization related to reserve changes on business sold through reinsurance

* Return on capital measures the effectiveness of LNC's use of its total capital, which includes equity (excluding accumulated other comprehensive income), debt, capital securities and junior subordinated debentures issued to affiliated trusts.
Return on capital is calculated by dividing annualized income from operations (after adding back interest expense) by average capital. The difference between return on capital and return on shareholders' equity represents the effect of leveraging on
LNC's consolidated results.

* Station operating income is calculated as communications revenues less operating costs and expenses before depreciation and amortization.

Income from operations, operating revenue, return on capital, and station operating income are internal measures used by LNC in the management of its operations. Management believes that these performance measures explain the results of operations of LNC's ongoing operations in a manner that allows for a better understanding of the underlying trends in LNC's current business because the excluded items are either unpredictable and/or not related to decisions regarding the underlying businesses.

* Certain operating and statistical measures are included in this report to provide supplemental data regarding the performance of LNC’s current business. These measures include deposits, sales, net flows, first year premium, inforce, spreads, and assets under management.

* Sales as reported consist of the following:
* Universal life ("UL"), including Moneyguard, and COLI - first year commissionable premium plus 5% of excess premium received, including UL internal replacements
* Whole life and term - first year paid premium
* Annuity - deposits from new and existing customers
* Group Protection - annualized first year premium from new policies
* Investment Management Retail Sales and Institutional Inflows - contributions, transfer in kind purchases, and reinvested dividends for new and existing accounts.

Reclassifications

Certain reclassifications have been made in the historical presentation of certain revenue and expense items. The principal reclassifications consist of the following:

* Commissions and general & administrative expenses - during the fourth quarter of 2006 we reclassified certain distribution expenses to commissions which had previously been reported in general & administrative expenses. This change impacted the Individual Markets Life segment and is also reflected in our consolidated presentation.

* During the fourth quarter of 2006 we made several reclassifications within our Other Operations income statement to separately present intersegment eliminations affecting revenues and expenses and we have also disclosed some additional line items.
These changes were incorporated into all pages that reference Other Operations.

6/30/2007	PAGE 1
Financial Highlights
Unaudited [Millions of Dollars, except Common Share Data]

	For the Quarter Ended June 30				For the Six Months Ended June 30
	2007	2006			2007	2006
	Amount	Amount	Change	% Change	Amount	Amount	Change	% Change
Income from Operations - By Segment
Individual Life Insurance	$176.4	$147.1	$29.3	19.9%	$343.0	$216.1	$126.9	58.7%
Individual Annuities	130.1	89.0	41.1	46.2%	251.1	155.5	95.6	61.5%
Individual Markets	306.5	236.1	70.4	29.8%	594.2	371.6	222.6	59.9%
Defined Contribution	47.3	54.3	(7.0)	-12.9%	97.0	106.8	(9.8)	-9.2%
Executive Benefits	13.9	16.2	(2.3)	-14.2%	28.3	23.8	4.5	18.9%
Group Protection	29.0	37.0	(8.0)	-21.6%	52.1	37.0	15.1	40.8%
Employer Markets	90.1	107.6	(17.5)	-16.3%	177.4	167.6	9.8	5.8%
Investment Management	11.3	12.0	(0.7)	-5.8%	27.5	27.3	0.2	0.7%
Lincoln UK	11.7	9.9	1.8	18.2%	22.5	20.6	1.9	9.2%
Lincoln Financial Media	13.6	11.9	1.7	14.3%	26.0	11.9	14.1	118.5%
Other Operations	(46.6)	(26.1)	(20.5)	-78.5%	(81.8)	(26.0)	(55.8)	NM
Total Income from Operations (1)	386.7	351.4	35.3	10.0%	765.9	572.9	193.0	33.7%

Realized gains (losses)	(4.9)	(3.8)	(1.1)	-28.9%	12.3	(8.0)	20.3	253.8%
Net gain (loss) on reinsurance
derivative/trading account securities	2.1	1.2	0.9	75.0%	2.1	5.0	(2.9)	-58.0%
Reserve development/ amortization of related deferred gain	(7.9)	0.2	(8.1)	NM	(7.7)	0.4	(8.1)	NM
Net Income	$376.0	$349.0	$27.0	7.7%	$772.4	$570.2	$202.2	35.5%

Earnings per share (diluted)

Income from Operations (1)	$1.41	$1.25	$0.16	12.8%	$2.76	$2.49	$0.27	10.8%
Realized losses	(0.02)	(0.02)	-	-	0.04	(0.04)	0.08	200.0%
Net gain (loss) on reinsurance
derivative/trading account securities	0.01	-	0.01	NM	0.01	0.02	(0.01)	-50.0%
Reserve development/ amortization of related deferred gain	(0.03)	-	(0.03)	NM	(0.02)	-	(0.02)	NM
Net Income	$1.37	$1.23	$0.14	11.4%	$2.79	$2.47	$0.32	13.0%
						-

Operating Revenue- By Segment
Individual Life Insurance	$957.5	$901.4	$56.1	6.2%	$1,928.8	$1,402.0	$526.8	37.6%
Individual Annuities	675.3	552.6	122.7	22.2%	1,280.5	927.4	353.1	38.1%
Individual Markets	1,632.8	1,454.0	178.8	12.3%	3,209.3	2,329.4	879.9	37.8%
Defined Contribution	252.1	248.9	3.2	1.3%	498.8	498.1	0.7	0.1%
Executive Benefits	114.9	101.2	13.7	13.5%	226.6	158.4	68.2	43.1%
Group Protection	391.0	354.9	36.1	10.2%	751.4	354.9	396.5	111.7%
Employer Markets	758.0	704.9	53.1	7.5%	1,476.9	1,011.3	465.6	46.0%
Investment Management	151.0	134.7	16.3	12.1%	301.1	274.3	26.8	9.8%
Lincoln UK	92.5	81.4	11.1	13.6%	183.3	150.9	32.4	21.5%
Lincoln Financial Media	57.6	57.7	(0.1)	-0.2%	125.1	57.7	67.4	116.8%
Other Operations	45.3	67.6	(22.3)	-33.0%	85.4	99.3	(13.9)	-14.0%
Total Operating Revenue	2,737.2	2,500.3	236.9	9.5%	5,381.1	3,922.8	1,458.3	37.2%

Realized losses	(8.7)	(6.7)	(2.0)	-29.9%	17.8	(13.6)	31.4	230.9%
Gain (loss) on reinsurance
derivative/trading account securities	4.0	1.8	2.2	NM	3.8	7.7	(3.9)	-50.6%
Amortization of deferred gain-reserve development	7.8	0.3	7.5	NM	8.1	0.6	7.5	NM
Total Revenue	$2,740.3	$2,495.6	$244.7	9.8%	$5,410.7	$3,917.4	$1,493.3	38.1%

(1) Income from operations includes after-tax restructuring charges of $4.0 million, or 1 cent per share, and $6.2 million, or 2 cents per share, for the quarters ended June 30, 2007 and
2006, respectively, and $6.5 million, or 2 cents per share, for the six months ended June 30, 2007 and 2006, respectively.

6/30/2007	PAGE 2
Financial Highlights
Unaudited [in Billions]

Operational Data by Segment	For the Quarter Ended June 30				For the Six Months Ended June 30
	2007	2006			2007	2006
	Amount	Amount	Change	% Change	Amount	Amount	Change	% Change

Individual Markets
Individual Annuities
Gross deposits	$3.277	$2.740	$0.538	19.6%	$6.098	$4.876	$1.223	25.1%
Net flows	1.138	0.699	0.439	62.8%	1.893	1.469	0.424	28.9%
Account values (gross)	73.038	61.070	11.969	19.6%	73.038	61.070	11.968	19.6%
Account values (net of reinsurance)	71.441	58.921	12.520	21.2%	71.441	58.921	12.520	21.2%
Individual Life Insurance
Sales (in millions) (1)	180.0	132.3	47.7	36.1%	383.5	200.3	183.3	91.5%
Life insurance in-force	512.195	490.027	22.168	4.5%	512.195	490.027	22.168	4.5%
Account values	27.465	25.479	1.986	7.8%	27.465	25.479	1.986	7.8%
Employer Markets
Defined Contribution
Gross deposits (2)	$1.273	$1.159	$0.114	9.8%	$2.760	$2.400	$0.360	15.0%
Net flows	0.074	0.114	(0.040)	-35.1%	0.295	0.294	0.001	0.3%
Account values - annuities	29.421	27.194	2.227	8.2%	29.421	27.194	2.227	8.2%
Alliance Mutual Funds	6.543	4.330	2.213	51.1%	6.543	4.330	2.213	51.1%
Account values including Alliance Mutual Funds	35.964	31.524	4.440	14.1%	35.964	31.524	4.440	14.1%
Executive Benefits
COLI/BOLI sales (in millions)	13.6	17.2	(3.6)	-20.9%	34.0	34.1	(0.1)	-0.3%
Life insurance in-force	14.809	15.373	(0.564)	-3.7%	14.809	15.373	(0.564)	-3.7%
Account values	4.353	4.228	0.125	3.0%	4.353	4.228	0.125	3.0%
Group Protection
Annualized sales (in millions)	62.0	45.3	16.7	36.8%	122.7	45.3	77.4	170.8%
Loss ratio (3)	70.8%	64.7%	NM	NM	71.8%	64.7%	NM	NM
Investment Management Segment
Retail sales	$3.272	$3.282	$(0.010)	-0.3%	$6.876	$7.302	$(0.426)	-5.8%
Retail net flows	(0.277)	0.322	(0.598)	NM	(0.044)	1.627	(1.671)	NM
Institutional in-flows	2.877	2.764	0.113	4.1%	5.308	7.808	(2.500)	-32.0%
Institutional net flows	(0.148)	0.687	(0.835)	NM	(0.469)	4.279	(4.748)	NM
Total Sales and In-flows	6.150	6.046	0.103	1.7%	12.184	15.110	(2.926)	-19.4%
Total Net Flows	(0.425)	1.008	(1.433)	NM	(0.513)	5.906	(6.419)	NM
Assets Under Management- Retail and Institutional	97.725	85.926	11.799	13.7%	97.725	85.926	11.799	19.4%
Assets Under Management - General Account	66.423	65.637	0.786	1.2%	66.423	65.637	0.786	1.2%
Assets Under Management - Total Segment	164.148	151.563	12.585	8.3%	164.148	151.563	12.585	8.3%
Consolidated
Domestic Retail Deposits	$8.016	$7.509	$0.507	6.8%	$16.233	$14.958	$1.275	8.5%
Domestic Retail Account Balances	177.871	153.137	24.734	16.2%	177.871	153.137	24.734	16.2%
Domestic Retail Net Flows	1.877	1.709	0.168	9.8%	3.704	4.344	(0.640)	-14.7%
Domestic Deposits	10.706	9.907	0.798	8.1%	21.242	22.143	(0.902)	-4.1%
Domestic Net Flows	1.702	2.349	(0.646)	-27.5%	3.256	8.537	(5.280)	-61.8%
Assets Under Management	245.063	212.495	32.568	15.3%	245.063	212.495	32.568	15.3%

(1) Sales for Individual Life Insurance consist of first year commissionable premium for Universal life ("UL"), including Moneyguard, and COLI plus 5% of excess premium received, including UL internal replacements, and first year paid premiums for Whole life and Term products
(2) Includes deposits for Alliance Mutual Funds which are not included in separate account liabilities on our balance sheet.
(3) Represents combined loss ratio for Life, Disability and Dental business.

6/30/2007	PAGE 3
Financial Highlights
Unaudited [Millions of Dollars, except Common Share Data]

	For the Quarter Ended June 30				For the Six Months Ended June 30
	2007	2006			2007	2006
	Amount	Amount	Change	% Change	Amount	Amount	Change	% Change

Balance Sheet Assets - End of Period	$187,649.6	$167,380.0	$20,269.6	12.1%	$187,649.6	$167,380.0	$20,269.6	12.1%

Shareholders' Equity
Beg of period (including AOCI)	$12,032.2	$6,338.2	$5,694.0		$12,201.0	$6,384.4	$5,816.6
End of period (including AOCI)	11,835.7	11,404.8	430.9		11,835.7	11,404.8	430.9
End of period (excluding AOCI)	11,686.4	11,439.8	246.6		11,686.4	11,439.8	246.6
Average equity (excluding AOCI)	11,529.4	11,311.3	218.2		11,504.8	8,633.1	2,871.8

Return on Equity
Net income/average equity (excluding AOCI)	13.0%	12.3%			13.4%	13.2%
Inc from operations/average equity (excluding AOCI)	13.4%	12.4%			13.3%	13.3%

Return on Capital
Inc from operations/average capital	10.8%	10.1%			10.7%	11.0%

Common Stock Outstanding
Average for the period - diluted	274.4	282.6	(8.2)	-2.9%	276.9	230.5	46.4	20.1%
End of period - assuming conv of preferreds	271.6	281.8	(10.1)	-3.6%	271.6	281.8	(10.1)	-3.6%
End of period - diluted	274.5	285.0	(10.5)	-3.7%	274.5	285.0	(10.5)	-3.7%

Book value (including AOCI)	$43.57	$40.48	$3.10	7.6%	$43.57	$40.48	$3.10	7.6%
Book value (excluding AOCI)	43.02	40.60	2.42	6.0%	$43.02	$40.60	$2.42	6.0%

Cash Returned to Shareholders
Share repurchase - dollar amount	$-	$502.6	$(502.6)		$511.7	$502.6	$9.1
Dividends declared to shareholders	107.6	147.4	(39.9)		214.3	214.9	(0.6)
Total Cash Returned to Shareholders	$107.6	$650.0	$(542.5)		$726.0	$717.5	$8.5

Share repurchase - number of shares	-	8.1	(8.060)		7.215	8.060	(0.845)
Dividend declared on common stock - per share	$0.395	$0.380	$0.015	3.9%	$0.790	$0.760	$0.030	3.9%
Dividend payout ratio (1)	28.8%	30.9%			28.3%	30.8%
Annualized yield (2)	2.2%	2.7%			2.2%	2.7%

Comprehensive Income (Loss)
Net income	$376.0	$349.0			$772.4	$570.2
Net unrealized gains (losses) on securities	(511.5)	(371.7)			(476.3)	(648.1)
Gains (losses) on derivatives	(11.4)	16.4			(3.7)	44.2
Foreign currency translation	13.0	38.8			16.2	45.1
Minimum pension liability adjustment	-	(3.5)			-	(4.0)
Funded status of employee benefit plans (4)	(0.5)	-			(0.2)	-
Comprehensive Income	$(134.4)	$28.9			$308.5	$7.3

Ratios:
Debt to total capitalization (3)	19.7%	22.1%			19.7%	22.1%
Debt to equity (3)	24.6%	28.5%			24.6%	28.5%

Ratings as of July 30, 2007:
	A.M. Best	Fitch	Moody's	Standard & Poors

Senior Debt Ratings:	a	A	A3	A+

Financial Strength Ratings:
Lincoln National Life Insurance Company	A+	AA	Aa3	AA
First Penn-Pacific Life Insurance Company	A+	AA	A1	AA-
Lincoln Life & Annuity Company of New York	A+	AA	Aa3	AA

[1] Indicated dividend divided by net income
[2] Indicated dividend divided by the closing price
[3] Equity used in calculation excludes accumulated other comprehensive income (loss). Capital securities are considered 25% debt and 75% equity.
(4) SFAS 158 was adopted effective December 31, 2006 which requires the disclosure of the funded status of our pension and post-retirement benefit plans on the balance sheet.

6/30/2007	PAGE 4
Combined Production Data (1)
Unaudited [in Billions]

	Three Months Ended						Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2006	2006	2006	2007	2007	Change	2006	2007	Change
Individual Markets
Individual Life Insurance
Sales by Product (millions)
Universal Life
Excluding MoneyGuard	$97.5	$119.9	$177.6	$166.2	$145.0	48.7%	$180.9	$311.1	72.0%
MoneyGuard	7.5	8.3	7.8	7.4	9.9	32.0%	15.2	17.3	13.8%
Total	105.0	128.2	185.4	173.6	154.8	47.4%	196.1	328.4	67.5%
Variable universal life	15.7	13.0	22.1	20.6	17.3	10.2%	32.1	37.8	17.8%
Whole life	0.4	0.7	0.6	0.1	0.1	-75.0%	1.6	0.2	-87.5%
Term	11.3	10.7	10.0	9.3	7.8	-31.0%	22.5	17.1	-24.0%
Total Sales by Product	$132.3	$152.5	$218.1	$203.5	$180.0	36.1%	$252.3	$383.5	52.0%

Individual Annuity Deposits
Fixed	$0.644	$0.818	$0.855	$0.661	$0.791	22.8%	$1.205	$1.452	20.5%
Variable	1.867	1.658	2.061	2.000	2.295	22.9%	3.533	4.295	21.6%
Indexed annuities	0.228	0.244	0.245	0.160	0.191	-16.2%	0.401	0.352	-12.2%
Total Individual Annuities	$2.739	$2.720	$3.161	$2.821	$3.277	19.6%	$5.138	$6.098	18.7%

Employer Markets
Defined Contribution
Fixed	$0.242	$0.268	$0.183	$0.299	$0.233	-3.7%	$0.495	$0.531	7.3%
Variable	0.714	0.583	0.559	0.655	0.577	-19.2%	1.383	1.232	-10.9%
	0.955	0.851	0.742	0.953	0.809	-15.3%	1.878	1.763	-6.1%
Alliance Mutual Funds Deposits	0.204	0.235	0.357	0.533	0.464	127.5%	0.522	0.997	91.0%
Total Annuity and Alliance Mutual Funds	$1.159	$1.086	$1.099	$1.487	$1.273	9.8%	$2.400	$2.760	15.0%

Executive Benefits
COLI/BOLI sales (millions)	$17.2	$16.3	$32.5	$20.4	$13.6	-20.9%	$34.7	$34.0	-2.0%

Group Protection
Annualized Sales (millions)
Life	$15.3	$19.4	$43.1	$22.7	$23.6	54.2%	$38.9	$46.3	19.0%
Disability	22.9	24.7	56.9	28.6	28.9	26.2%	57.1	57.5	0.7%
Dental	7.1	6.1	13.1	9.4	9.5	33.8%	13.3	19.0	42.9%

Investment Management
Sales and Inflows
Retail
Annuities	$0.869	$0.960	$0.932	$1.300	$0.902	3.8%	$1.754	$2.202	25.5%
Mutual funds	1.370	1.151	1.768	1.753	1.896	38.4%	2.699	3.649	35.2%
Managed accounts & other	1.043	0.386	0.493	0.550	0.474	-54.6%	2.849	1.025	-64.0%
	3.282	2.497	3.192	3.603	3.272	-0.3%	7.302	6.875	-5.8%
Institutional	2.764	2.406	4.888	2.431	2.877	4.1%	7.808	5.308	-32.0%
Total Sales and Inflows	$6.046	$4.904	$8.080	$6.034	$6.149	1.7%	$15.110	$12.183	-19.4%

Total Annuity & Alliance
Mutual Fund Deposits
Fixed Annuities
Individual	$0.872	$1.062	$1.100	$0.821	$0.982	12.6%	$1.605	$1.803	12.3%
Employer Markets	0.242	0.268	0.183	0.299	0.233	-3.7%	0.495	0.531	7.3%
	1.114	1.330	1.283	1.120	1.215	9.1%	2.100	2.334	11.1%
Variable Annuities
Individual	1.867	1.658	2.061	2.000	2.295	22.9%	3.533	4.295	21.6%
Employer Markets	0.714	0.583	0.559	0.655	0.577	-19.2%	1.383	1.232	-10.9%
	2.581	2.241	2.619	2.655	2.872	11.3%	4.916	5.527	12.4%
Total Annuities	3.695	3.571	3.903	3.775	4.087	10.6%	7.016	7.861	12.0%
Alliance Mutual Funds	0.204	0.235	0.357	0.533	0.464	127.5%	0.522	0.997	91.0%
Total Annuity and Alliance Mutual Funds	$3.898	$3.806	$4.259	$4.308	$4.550	16.7%	$7.538	$8.858	17.5%

(1) This schedule combines the previously reported data for LNC and JP and does not reflect any adjustments that may have resulted had the April 4, 2006 merger been completed prior to the periods presented.

6/30/2007	PAGE 5
Consolidated Expense Detail
Unaudited (In Millions)

	Three Months Ended						Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2006	2006	2006	2007	2007	Change	2006	2007	Change

Commissions	$362.0	$382.6	$464.7	$446.5	$462.9	27.9%	$574.9	$909.4	58.2%

General and administrative expenses:
General and administrative expenses	374.1	400.6	434.4	392.2	434.5	16.1%	661.8	826.7	24.9%
Merger-related expenses	7.4	12.1	15.8	10.1	23.8	221.6%	7.4	33.9	NM
Total general and administrative expenses
excluding Broker/Dealer	381.5	412.7	450.2	402.3	458.3	20.1%	669.2	860.6	28.6%

Restructuring charges	9.6	1.0	3.3	3.9	6.2	-35.4%	9.9	10.0	1.0%
Taxes, licenses and fees	47.3	50.3	48.0	66.1	52.5	11.0%	80.8	118.6	46.8%
Interest (1)	65.0	67.3	70.4	61.5	72.8	12.0%	86.7	134.3	54.9%
Total commissions and expenses incurred	865.4	914.0	1,036.6	980.2	1,052.7	21.6%	1,421.5	2,032.9	43.0%

Less: commissions and expenses capitalized	(391.6)	(424.3)	(517.9)	(487.4)	(504.9)	-28.9%	(636.1)	(992.3)	-56.0%

Amortization:
DAC/VOBA Amortization (3)	222.2	225.9	278.5	281.6	244.5	10.0%	387.2	526.1	35.9%
Amortization of intangibles	6.6	3.1	4.4	4.3	2.8	-57.6%	8.6	7.1	-17.4%
Total amortization	228.7	229.0	282.8	285.9	247.3	8.1%	395.7	533.2	34.7%

Broker/Dealer commissions and G&A	79.3	76.6	80.0	87.2	92.8	17.0%	125.9	180.0	43.0%

Total	$781.9	$795.3	$881.5	$865.9	$887.9	13.6%	$1,307.0	$1,753.8	34.2%

Merger-related expenses: (2)
Severance and employee-related charges	$12.8	$8.4	$6.2	$3.0	$6.6	-48.4%	$12.8	$9.6	-25.0%
Systems integration and related expenses	0.8	1.5	5.4	5.6	17.7	NM	0.8	23.3	NM
Other expenses	3.1	3.2	7.5	5.4	5.7	83.9%	3.1	11.1	258.1%
Total merger-related expenses	$16.7	$13.1	$19.1	$14.0	$30.0	79.6%	$16.7	$44.0	163.5%

Note: The Consolidated Expense Detail data is presented on a GAAP basis.
(1) Interest expense for the fourth quarter 2006 includes $5.6 million related to losses on early extinguishment of debt.
(2) Represents merger-related expenses included in general and administrative expenses and restructuring charges.
(3) In the second quarter of 2007, we recognized certain adjustments that reduced DAC amortization by $23 million.

6/30/2007	PAGE 6
Operating Results Summary
Unaudited [Millions of Dollars, except Common Share Data]

	Three Months Ended						Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2006	2006	2006	2007	2007	Change	2006	2007	Change
Operating Revenue
Individual Life Insurance (3)	$901.4	$895.3	$958.4	$971.4	$957.5	6.2%	$1,402.0	$1,928.8	37.6%
Individual Annuities	552.6	596.5	637.3	605.1	675.3	22.2%	927.4	1,280.5	38.1%
Individual Markets	1,454.0	1,491.8	1,595.7	1,576.5	1,632.8	12.3%	2,329.4	3,209.3	37.8%
Defined Contribution	248.9	245.1	245.0	246.8	252.1	1.3%	498.1	498.8	0.1%
Executive Benefits	101.2	104.3	109.1	111.7	114.9	13.5%	158.4	226.6	43.1%
Group Protection	354.9	332.1	344.8	360.4	391.0	10.2%	354.9	751.4	111.7%
Employer Markets	704.9	681.5	698.9	718.9	758.0	7.5%	1,011.3	1,476.9	46.0%
Investment Management	134.7	140.4	148.9	150.2	151.0	12.1%	274.3	301.1	9.8%
Lincoln UK	81.4	72.3	84.8	90.7	92.5	13.6%	150.9	183.3	21.5%
Lincoln Financial Media	57.7	60.0	70.2	67.5	57.6	-0.2%	57.7	125.1	116.8%
Other Operations	67.6	51.4	45.6	40.0	45.3	-33.0%	99.3	85.4	-14.0%
Total Operating Revenue	2,500.3	2,497.4	2,644.1	2,643.8	2,737.2	9.5%	3,922.8	5,381.1	37.2%

Realized gains (losses) on investments and derivatives	(6.7)	(5.8)	12.8	26.4	(8.7)	-29.9%	(13.6)	17.8	230.9%
Net gain (loss) on reinsurance
derivative/trading account securities	1.8	(4.7)	1.2	(0.2)	4.0	NM	7.7	3.8	-50.6%
Amortization of deferred gain-reserve development	0.3	0.3	0.3	0.3	7.8	NM	0.6	8.1	NM
Total Revenue	$2,495.6	$2,487.2	$2,658.4	$2,670.4	$2,740.3	9.8%	$3,917.4	$5,410.7	38.1%

Income from Operations (1)
Individual Life Insurance	$147.1	$122.8	$157.4	$166.6	$176.4	19.9%	$216.1	$343.0	58.7%
Individual Annuities	89.0	129.4	123.8	121.0	130.1	46.2%	155.5	251.1	61.5%
Individual Markets	236.1	252.2	281.1	287.6	306.5	29.8%	371.6	594.2	59.9%
Defined Contribution	54.3	52.5	44.6	49.7	47.3	-12.9%	106.8	97.0	-9.2%
Executive Benefits	16.2	12.8	12.7	14.4	13.9	-14.2%	23.8	28.3	18.9%
Group Protection	37.0	28.8	33.2	23.1	29.0	-21.6%	37.0	52.1	40.8%
Employer Markets	107.6	94.0	90.5	87.3	90.1	-16.3%	167.6	177.4	5.8%
Investment Management	12.0	13.4	14.4	16.2	11.3	-5.8%	27.3	27.5	0.7%
Lincoln UK	9.9	8.3	9.9	10.9	11.7	18.2%	20.6	22.5	9.2%
Lincoln Financial Media	11.9	14.6	17.5	12.4	13.6	14.3%	11.9	26.0	118.5%
Other Operations	(26.1)	(11.5)	(38.4)	(35.2)	(46.6)	-78.5%	(26.0)	(81.8)	NM
Income from Operations (1)	351.4	371.0	375.2	379.1	386.7	10.0%	572.9	765.9	33.7%

Realized gains (losses) on investments and derivatives	(3.8)	(4.1)	9.4	17.1	(4.9)	-28.9%	(8.0)	12.3	253.8%
Net gain (loss) on reinsurance
derivative/trading account securities	1.2	(3.1)	0.1	-	2.1	NM	5.0	2.1	-58.0%
Reserve development/ amortization of related deferred gain	0.2	0.2	0.2	0.2	(7.9)	NM	0.4	(7.7)	NM
Loss on early retirement of debt	-	-	(3.6)	-	-	NM	-	-	NM
Net Income	$349.0	$364.1	$381.3	$396.5	$376.0	7.7%	$570.2	$772.4	35.5%

OTHER DATA

	Three Months Ended					Six Months Ended
	June	Sept.	Dec.	March	June	June	June
	2006	2006	2006	2007	2007	2006	2007
Shareholders' Equity
Beg of period (including AOCI)	$6,338.2	$11,404.8	$12,043.2	$12,201.0	$12,032.2	$6,384.4	$12,201.0
End of period (including AOCI)	11,404.8	12,043.2	12,201.0	12,032.2	11,835.7	11,404.8	11,835.7
End of period (excluding AOCI)	11,439.8	11,436.0	11,587.9	11,372.5	11,686.4	11,439.8	11,686.4
Average equity (excluding AOCI) (2)	11,311.3	11,437.9	11,512.0	11,480.2	11,529.4	8,633.1	11,504.8

Common Shares Outstanding
Average for the period - diluted	282.6	282.4	280.4	279.5	274.4	230.5	276.9
End of period - diluted	285.0	281.3	280.2	274.0	274.5	285.0	274.5

Per Share Data (Diluted)
Net Income	$1.23	$1.29	$1.36	$1.42	$1.37	$2.47	$2.79
Income from Operations (1)	1.24	1.31	1.34	1.36	1.41	2.49	2.76

Shareholders' Equity Per Share
Shareholders' Equity (including AOCI)	$40.48	$43.39	$44.21	$44.42	$43.57	$40.48	$43.57
Shareholders' Equity (excluding AOCI)	40.60	41.20	41.99	41.98	43.02	40.60	43.02
Dividends declared (Common Stock)	0.380	0.380	0.395	0.395	0.395	0.760	0.790

Return on Equity
Net Income/Average Equity	12.3%	12.7%	13.2%	13.8%	13.0%	13.2%	13.4%
Inc from Operations/Average Equity	12.4%	13.0%	13.0%	13.2%	13.4%	13.3%	13.3%

Market Value of Common Stock
Highest price	$60.52	$63.47	$66.72	$71.18	$74.72	$60.52	$74.72
Lowest price	54.30	53.94	61.74	64.29	66.90	52.00	64.29
Closing price	$56.44	$62.08	$66.40	$67.79	$70.95	$56.44	$70.95

(1) Income from operations includes after-tax restructuring charges of $6.2 million, or 2 cents per share, for the second quarter of 2006, $0.6 million, or -0- cents per share, for the third quarter of 2006, $2.1 million, or 1 cent per share, for the fourth quarter of 2006, $2.5 million, or 1 cent per share, for the first quarter of 2007, and $4.0 million, or 1 cent per share, for the second quarter of 2007. Results for the first six months of 2007 and 2006 include after-tax restructuring charges of $6.5 million, or 2 cents per share, and $6.4 million, or 2 cents per share, respectively.

(2) Average equity was adjusted to reflect the merger with Jefferson-Pilot effective April 3, 2006.
(3) In the second quarter of 2007, we recognized certain adjustments that reduced operating revenue by $41 million. There were reductions to expenses that offset most of this reduction in revenue.

6/30/2007	PAGE 7

Consolidated Statements of Income
Unaudited [Millions of Dollars]

	Three Months Ended						Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2006	2006	2006	2007	2007	Change	2006	2007	Change
Revenue
Premiums	$454.3	$425.7	$448.1	$458.9	$488.9	7.6%	$532.7	$947.8	77.9%
Surrender charges	27.3	26.6	29.9	26.9	28.1	2.9%	46.0	55.0	19.6%
Mortality assessments (1)	294.7	294.9	295.9	311.2	299.6	1.7%	440.9	610.8	38.5%
Expense assessments (1)	370.1	357.8	432.3	441.0	429.9	16.2%	679.6	871.0	28.2%
Investment advisory fees	81.2	82.9	86.1	90.3	92.7	14.2%	159.0	183.0	15.1%
Communications revenue	57.5	59.8	69.6	67.2	57.4	-0.2%	57.5	124.7	116.9%
Net investment income	1,068.2	1,107.9	1,126.3	1,089.5	1,169.8	9.5%	1,746.6	2,259.3	29.4%
Other revenue and fees	128.2	123.1	137.2	140.1	152.2	18.7%	223.0	292.3	31.1%
Amortization of deferred gain	18.8	18.8	18.8	18.6	18.6	-1.1%	37.5	37.2	-0.8%
Amortization of deferred gain-reserve development	0.3	0.3	0.3	0.3	7.8	NM	0.6	8.1	NM
Realized gains (losses)	(5.0)	(10.5)	13.9	26.2	(4.7)	6.0%	(6.0)	21.6	NM
Total Revenue	2,495.6	2,487.2	2,658.4	2,670.4	2,740.3	9.8%	3,917.4	5,410.7	38.1%

Benefits and Expenses
Insurance benefits (1)	589.3	566.2	562.2	588.8	655.8	11.3%	789.7	1,244.7	57.6%
Interest credited to contractholder funds	589.3	634.4	646.5	604.5	631.0	7.1%	970.6	1,235.5	27.3%
Communications expenses	29.8	31.4	36.9	41.2	31.1	4.4%	29.8	72.3	142.6%
Operating and acquisition expenses	669.5	677.6	763.1	738.4	762.6	13.9%	1,139.4	1,501.0	31.7%
Taxes, licenses and fees	47.3	50.3	48.0	66.1	52.5	11.0%	80.8	118.6	46.8%
Interest and debt expense	65.0	67.3	70.4	61.5	72.8	12.0%	86.7	134.3	54.9%
Total Benefits and Expenses	1,990.3	2,027.3	2,127.2	2,100.5	2,205.9	10.8%	3,097.1	4,306.3	39.0%

Income Before Federal Income Tax	505.3	459.9	531.3	569.9	534.5	5.8%	820.3	1,104.4	34.6%

Federal income taxes	156.3	95.8	149.9	173.4	158.5	1.4%	250.2	332.0	32.7%
Net Income	$349.0	$364.1	$381.3	$396.5	$376.0	7.7%	$570.2	$772.4	35.5%

Roll Forward of Deferred Acquisition Costs	Three Months Ended						Six Months Ended
& Value of Business Acquired	June	Sept.	Dec.	March	June		June	June
	2006	2006	2006	2007	2007		2006	2007
Balance at beginning of period	$5,433.8	$8,328.4	$8,171.6	$8,420.4	$8,534.7		$5,163.3	$8,420.4
Cumulative effect of adoption of SOP 05-1	-	-	-	(66.1)	-		-	(66.1)
Deferral	391.6	424.3	517.9	487.4	504.9		636.1	992.3
Amortization (1)	(222.2)	(225.9)	(278.5)	(281.6)	(244.5)		(387.2)	(526.1)
Included in Total Benefits and Expenses	169.4	198.4	239.5	205.8	260.4		249.0	466.2
Adjustment related to realized gains
on available-for-sale securities	(18.9)	(8.9)	(8.9)	(17.9)	(1.6)		(29.8)	(19.6)
Adjustment related to unrealized (gains)
losses on available-for-sale securities	221.5	(359.8)	(17.4)	(25.5)	290.8		415.7	265.3
Foreign currency translation adjustment	48.3	9.7	35.7	4.1	16.3		56.1	20.4
Business acquired	2,474.2	3.8	-	14.0	-		2,474.2	14.0
Balance at end of period	$8,328.4	$8,171.6	$8,420.4	$8,534.7	$9,100.6		$8,328.4	$9,100.6

Roll Forward of Deferred Front-End Loads

Balance at beginning of period	$805.8	$861.0	$923.9	$976.9	$1,017.9		$795.7	$976.9
Cumulative effect of adoption of SOP 05-1	-	-	-	(2.0)	-		-	(2.0)
Deferral	69.1	71.0	77.9	77.2	125.8		100.2	203.0
Amortization	(37.4)	(12.7)	(42.8)	(36.1)	(46.0)		(62.1)	(82.1)
Included in Expense Assessments	31.8	58.3	35.1	41.1	79.8		38.1	120.9
Adjustment related to realized gains
on available-for-sale securities	-	(0.1)	-	-	(0.1)		-	(0.1)
Foreign currency translation adjustment	23.6	4.7	17.9	2.0	8.1		27.4	10.2
Balance at end of period	$861.0	$923.9	$976.9	$1,017.9	$1,105.8		$861.0	$1,105.8

Roll Forward of Deferred Sales Inducements

Balance at beginning of period	$139.9	$154.6	$173.4	$193.8	$206.4		$129.4	$193.8
Cumulative effect of adoption of SOP 05-1	-	-	-	(2.8)	-		-	(2.8)
Deferral	19.9	22.2	28.4	23.7	27.4		35.6	51.1
Amortization	(5.2)	(3.3)	(7.9)	(8.2)	(8.7)		(10.4)	(17.0)
Included in Income from Operations	14.7	18.9	20.5	15.5	18.7		25.2	34.1
Adjustment related to realized gains
on available-for-sale securities	-	(0.1)	-	(0.1)	-		-	(0.1)
Balance at end of period	$154.6	$173.4	$193.8	$206.4	$225.0		$154.6	$225.0

(1) In the second quarter of 2007, we recognized certain admustments that reduced expense assessments by $26 million, reduced mortality assessments by $15 million, increased insurance benefits by $3 million and reduced DAC amortization by $23 million.

6/30/2007	PAGE 8

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]
For the Quarter Ended June 30, 2007

	Individual Markets		Employer Markets
	Life	Annuities	Defined Contribution	Executive Benefits	Group Protection	Investment Management	Lincoln UK	Lincoln Financial Media	Other Operations	Consolidating Adjustments	Consolidated

Operating Revenue
Premiums	$87.8	$16.6	$-	$0.1	$361.3	$-	$24.3	$-	$(1.2)	$-	$488.9
Surrender charges	15.7	10.1	2.2	-	-	-	-	-	-	-	28.1
Mortality assessments	282.4	-	-	8.2	-	-	8.9	-	0.3	(0.3)	299.6
Expense assessments	69.9	249.9	63.0	5.9	-	-	39.9	-	1.8	(0.5)	429.9
Investment advisory fees	-	-	-	-	-	112.3	-	-	0.0	(19.6)	92.7
Communications revenue	-	-	-	-	-	-	-	57.4	-	-	57.4
Net investment income	493.3	302.2	182.3	99.3	28.5	-	19.4	0.2	45.0	(0.5)	1,169.8
Amortization of deferred gain	-	-	-	-	-	-	-	-	18.6	-	18.6
Other revenue and fees	8.3	96.4	4.6	1.3	1.2	38.7	-	-	15.5	(13.9)	152.2
Total Operating Revenue	957.5	675.3	252.1	114.9	391.0	151.0	92.5	57.6	80.1	(34.8)	2,737.2

Operating Expenses
Insurance benefits	263.0	31.8	-	33.3	265.7	-	34.4	-	8.2	(0.5)	635.8
Interest credited to contractholder funds	254.0	189.9	104.6	50.3	-	-	-	-	37.9	(5.7)	631.0
Communications expenses	-	-	-	-	-	-	-	31.1	-	-	31.1
Operating and acquisition expenses	144.5	272.5	76.3	10.2	71.1	129.1	40.2	3.7	43.4	(28.1)	762.6
Taxes, licenses and fees	26.6	5.7	4.4	1.3	9.5	4.0	-	1.4	(0.5)	0.0	52.5
Interest	-	0.1	-	-	-	-	-	0.3	72.8	(0.5)	72.8
Total Operating Expenses	688.0	500.0	185.3	95.0	346.3	133.1	74.6	36.6	161.7	(34.8)	2,185.9

Income (Loss) from Operations before Federal income taxes	269.4	175.3	66.8	19.9	44.7	17.9	18.0	21.1	(81.6)	-	551.4
											-
Federal income taxes	93.0	45.2	19.5	6.0	15.7	6.6	6.3	7.4	(35.1)	-	164.6

Income from Operations	$176.4	$130.1	$47.3	$13.9	$29.0	$11.3	$11.7	$13.6	$(46.6)	$-	$386.7

6/30/2007	PAGE 8(B)

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]
For the Quarter Ended June 30, 2006

	Individual Markets		Employer Markets
	Life	Annuities	Defined Contribution	Executive Benefits	Group Protection	Investment Management	Lincoln UK	Lincoln Financial Media	Other Operations	Consolidating Adjustments	Consolidated

Operating Revenue
Premiums	$89.9	$15.3	$-	$-	$328.9	$-	$19.9	$-	$0.3	$-	$454.3
Surrender charges	15.5	9.6	2.1	-	-	-	-	-	-	-	27.3
Mortality assessments	277.3	-	-	8.5	-	-	8.9	-	-	-	294.7
Expense assessments	93.0	182.7	54.7	4.9	-	-	34.7	-	-	-	370.1
Investment advisory fees	-	-	-	-	-	104.6	-	-	-	(23.5)	81.2
Communications revenue	-	-	-	-	-	-	-	57.5	-	-	57.5
Net investment income	415.9	263.2	187.5	86.5	25.1	-	17.8	0.2	72.2	(0.2)	1,068.2
Amortization of deferred gain	-	-	-	-	-	-	-	-	18.8	-	18.8
Other revenue and fees	9.7	81.8	4.6	1.3	0.8	30.0	-	-	5.2	(5.3)	128.2
Total Operating Revenue	901.4	552.6	248.9	101.2	354.9	134.7	81.4	57.7	96.5	(28.9)	2,500.3

Operating Expenses
Insurance benefits	256.0	45.3	0.0	30.4	226.0	-	27.5	-	4.1	-	589.3
Interest credited to contractholder funds	241.5	168.8	102.4	40.2	-	-	-	-	36.5	-	589.3
Communications expenses	-	-	-	-	-	-	-	29.8	-	-	29.8
Operating and acquisition expenses	155.4	212.0	66.7	5.9	64.0	114.0	38.9	7.7	33.9	(28.9)	669.5
Taxes, licenses and fees	27.5	4.6	2.8	1.3	8.0	2.4	-	-	0.6	-	47.3
Interest	-	0.2	-	-	-	-	-	0.5	64.3	-	65.0
Total Operating Expenses	680.4	431.0	171.9	77.7	297.9	116.4	66.3	38.1	139.5	(28.9)	1,990.3

Income (Loss) from Operations before Federal income taxes	221.0	121.5	77.0	23.5	56.9	18.3	15.1	19.6	(43.1)	-	509.9

Federal income taxes	73.9	32.5	22.7	7.3	19.9	6.3	5.2	7.7	(17.0)	-	158.6

Income from Operations	$147.1	$89.0	$54.3	$16.2	$37.0	$12.0	$9.9	$11.9	$(26.1)	$-	$351.4

6/30/2007	PAGE 9

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]
Six Months Ended June 30, 2007

	Individual Markets		Employer Markets
	Life	Annuities	Defined Contribution	Executive Benefits	Group Protection	Investment Management	Lincoln UK	Lincoln Financial Media	Other Operations	Consolidating Adjustments	Consolidated

Operating Revenue
Premiums	$175.6	$29.4	$-	$0.7	$692.7	$-	$48.5	$-	$0.9	$-	$947.8
Surrender charges	30.9	19.8	4.3	-	-	-	-	-	0.0	-	55.0
Mortality assessments	574.7	-	-	17.1	-	-	18.9	-	0.3	(0.3)	610.8
Expense assessments	181.8	475.9	122.7	12.1	-	-	77.1	-	1.8	(0.5)	871.0
Investment advisory fees	-	-	-	-	-	227.1	-	-	0.0	(44.2)	183.0
Communications revenue	-	-	-	-	-	-	-	124.7	-	-	124.7
Net investment income	947.3	568.5	362.6	194.1	56.4	-	38.7	0.4	92.4	(1.2)	2,259.3
Amortization of deferred gain	-	-	-	-	-	-	-	-	37.2	-	37.2
Other revenue and fees	18.5	186.8	9.2	2.6	2.3	74.0	0.1	-	23.0	(24.3)	292.3
Total Operating Revenue	1,928.8	1,280.5	498.8	226.6	751.4	301.1	183.3	125.1	155.7	(70.4)	5,381.1

Operating Expenses
Insurance benefits	509.0	53.2	-	66.4	512.3	-	70.4	-	13.9	(0.5)	1,224.7
Interest credited to contractholder funds	505.7	356.4	209.0	95.1	-	-	-	-	74.9	(5.7)	1,235.5
Communications expenses	-	-	-	-	-	-	-	72.3	-	-	72.3
Operating and acquisition expenses	332.8	520.0	142.8	21.4	139.7	249.6	78.1	9.1	70.6	(63.0)	1,501.0
Taxes, licenses and fees	59.5	14.6	9.5	2.7	19.2	8.1	-	2.7	2.2	-	118.6
Interest	-	0.4	-	-	-	-	-	0.7	134.3	(1.2)	134.3
Total Operating Expenses	1,406.9	944.6	361.3	185.7	671.2	257.7	148.6	84.9	295.8	(70.4)	4,286.3

Income (Loss) from Operations before Federal income taxes	521.9	335.8	137.6	41.0	80.2	43.4	34.7	40.3	(140.1)	-	1,094.7

Federal income taxes	178.9	84.7	40.6	12.7	28.1	15.9	12.1	14.2	(58.3)	-	328.9

Income from Operations	$343.0	$251.1	$97.0	$28.3	$52.1	$27.5	$22.5	$26.0	$(81.8)	$-	$765.9

6/30/2007	PAGE 9(B)

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]
Six Months Ended June 30, 2006

	Individual Markets		Employer Markets
	Life	Annuities	Defined Contribution	Executive Benefits	Group Protection	Investment Management	Lincoln UK	Lincoln Financial Media	Other Operations	Consolidating Adjustments	Consolidated

Operating Revenue
Premiums	$141.0	$24.6	$-	$1.1	$328.9	$-	$36.5	$-	$0.6	$-	$532.7
Surrender charges	25.8	15.8	4.4	-	-	-	-	-	-	-	46.0
Mortality assessments	413.0	-	-	11.3	-	-	16.7	-	-	-	440.9
Expense assessments	147.4	350.8	110.3	8.2	-	-	62.7	-	0.3	-	679.6
Investment advisory fees	-	-	-	-	-	207.5	-	-	-	(48.5)	159.0
Communications revenue	-	-	-	-	-	-	-	57.5	-	-	57.5
Net investment income	655.4	411.1	373.2	135.2	25.1	-	34.9	0.2	112.0	(0.3)	1,746.6
Amortization of deferred gain	-	-	-	-	-	-	-	-	37.5	-	37.5
Other revenue and fees	19.4	125.1	10.2	2.7	0.8	66.7	0.1	-	7.2	(9.3)	223.0
Total Operating Revenue	1,402.0	927.4	498.1	158.4	354.9	274.3	150.9	57.7	157.5	(58.1)	3,922.8

Operating Expenses
Insurance benefits	376.3	65.7	-	63.2	226.0	-	52.9	-	5.8	-	789.7
Interest credited to contractholder funds	383.7	263.9	203.1	49.4	-	-	-	-	70.4	-	970.6
Communications expenses	-	-	-	-	-	-	-	29.8	-	-	29.8
Operating and acquisition expenses	271.9	379.2	137.0	9.4	64.0	225.3	66.5	7.7	36.9	(58.2)	1,139.4
Taxes, licenses and fees	43.8	10.1	5.8	2.4	8.0	7.2	-	-	3.6	-	80.8
Interest	-	0.2	-	-	-	-	-	0.5	85.9	-	86.7
Total Operating Expenses	1,075.7	719.1	345.9	124.3	297.9	232.5	119.3	38.1	202.5	(58.2)	3,097.1

Income (Loss) from Operations before Federal income taxes	326.3	208.3	152.2	34.0	56.9	41.8	31.6	19.6	(45.1)	-	825.7

Federal income taxes	110.2	52.8	45.4	10.3	19.9	14.5	11.0	7.7	(19.1)	-	252.7

Income from Operations	$216.1	$155.5	$106.8	$23.8	$37.0	$27.3	$20.6	$11.9	$(26.0)	$-	$572.9

6/30/2007	PAGE 10
Consolidated Balance Sheet
Unaudited [Millions of Dollars, except Common Share Data]

	June	Sept.	Dec.	March	June
	2006	2006	2006	2007	2007
ASSETS
Investments
Corporate bonds	$43,881.6	$45,345.3	$45,489.4	$45,484.0	$44,023.4
U.S. government bonds	287.6	291.6	263.4	244.3	248.1
Foreign government bonds	1,188.0	1,144.4	1,141.6	1,077.1	975.0
Asset and mortgage backed securities	8,370.3	8,765.1	8,691.3	9,186.2	9,946.2
State and municipal bonds	166.5	160.7	159.4	155.5	158.7
Preferred stocks - redeemable	130.1	117.8	108.3	108.4	95.5
Common stocks	458.8	506.3	525.5	503.8	487.9
Preferred stocks-equity	119.7	155.7	174.7	210.1	198.9
Total AFS Securities	54,602.6	56,486.9	56,553.7	56,969.5	56,133.8
Trading securities	3,109.0	3,172.5	3,036.3	2,909.7	2,818.3
Mortgage loans	7,741.2	7,580.5	7,384.3	7,416.0	7,310.8
Real estate	428.6	424.0	421.3	406.2	387.6
Policy loans	2,716.4	2,724.9	2,759.7	2,766.8	2,787.0
Other long-term investments	1,116.6	1,218.7	1,332.4	1,381.2	1,430.2
Total Investments	69,714.4	71,607.5	71,487.6	71,849.3	70,867.7

Cash and invested cash	1,499.8	1,108.3	1,620.6	900.0	988.6
Premiums and fees receivable	343.9	345.6	356.2	374.9	432.3
Accrued investment income	879.0	928.2	866.2	919.2	861.0
Amount recoverable from reinsurers	7,967.2	8,007.3	7,939.1	8,132.1	8,179.1
Deferred acquisition costs and VOBA	8,328.4	8,171.6	8,420.4	8,534.7	9,100.6
Goodwill	4,502.6	4,498.0	4,499.5	4,520.7	4,521.4
Other	3,049.6	2,703.1	2,770.4	2,948.1	3,201.8
Assets held in separate accounts	71,095.2	74,357.1	80,533.7	83,147.5	89,497.2
Total Assets	$167,380.0	$171,726.6	$178,493.7	$181,326.4	$187,649.6

LIABILITIES and SHAREHOLDERS' EQUITY
Liabilities
Insurance and Investment Contract Liabilities:
Reserves	$13,512.1	$13,513.4	$13,622.1	$13,864.9	$13,860.8
Unpaid claims	1,211.7	1,206.9	1,149.1	1,149.5	1,171.2
Premium deposit funds	21,198.4	20,708.6	20,541.4	20,115.8	20,201.6
Policyholders' funds	37,430.3	37,808.3	38,275.1	38,612.7	38,934.5
Total Insurance and Investment Contract Liabilities	73,352.5	73,237.2	73,587.7	73,743.0	74,168.1
	-	-	-	-	-
Short-term debt	561.0	559.2	657.6	492.8	230.1
Long-term debt - senior notes	2,329.1	2,330.4	2,231.0	2,483.4	2,382.4
Long-term debt - subordinated
Capital securities	1,071.8	1,071.9	1,072.0	1,570.7	1,570.8
Junior subordinated debentures issued to
affiliated trusts	330.5	332.5	154.6	154.6	154.6
Embedded derivative - modco	126.7	232.5	228.7	229.8	157.5
Deferred gain on indemnity reinsurance	797.8	778.7	759.6	740.7	734.3
Federal income taxes	563.8	911.1	977.9	1,147.6	924.6
Other liabilities	5,746.7	5,872.8	6,089.9	5,584.0	5,994.3
Liabilities related to separate accounts	71,095.2	74,357.1	80,533.7	83,147.5	89,497.2
Total Liabilities	155,975.2	159,683.5	166,292.7	169,294.2	175,814.0

Preferred Stock	0.5	0.5	0.5	0.5	0.5
Capital stock	7,425.7	7,448.7	7,450.7	7,318.5	7,362.1
Retained earnings (excl. cumulative effect adjustments)	4,013.7	3,986.7	4,136.7	4,109.8	4,380.1
Cumulative effect of adoption of FIN-48	-	-	-	(15.4)	(15.4)
Cumulative effect of adoption of SOP 05-1	-	-	-	(40.9)	(40.9)
Unrealized gains on investments	(151.5)	478.0	492.8	528.1	16.6
Gains - derivatives	51.5	55.9	39.2	46.8	35.5
Foreign currency	128.5	136.5	165.1	168.4	181.4
Minimum pension liability	(63.6)	(63.2)	-	-	-
Funded status of employee benefit plans	-	-	(84.0)	(83.6)	(84.2)
Total Shareholders' Equity	11,404.8	12,043.2	12,201.0	12,032.2	11,835.7

Total Liabilities and Shareholders' Equity	$167,380.0	$171,726.6	$178,493.7	$181,328.0	$187,649.6

Shareholders' Equity Per Share	$40.48	$43.39	$44.21	$44.42	$43.57

Book Value, Excluding AOCI	$40.60	$41.20	$41.99	$41.98	$43.02
Common shares outstanding -assuming conv of
preferreds (in millions)	281.8	277.6	276.0	270.9	271.6

6/30/2007	PAGE 11

Balance Sheet Data - Segment Highlights
Unaudited [Millions of Dollars]

	Individual		Employer
	Markets		Markets
As of June 30, 2007	Annuities	Life	Defined Contribution	Executive Benefits	Group Protection	Investment Management	Lincoln UK	Lincoln Financial Media	Other Operations (1)	Consolidated

Assets
Allocated Investments	$17,690.9	$28,519.7	$11,461.9	$6,349.9	$1,892.5	$-	$1,177.4	$-	$3,775.5	$70,867.7
DAC and VOBA	2,236.8	5,126.4	541.9	276.2	111.4	-	806.5	-	1.3	9,100.6
Goodwill	1,045.6	2,201.0	20.2	-	274.3	262.0	16.7	701.7	-	4,521.4
DSI and other intangibles	224.7	95.0	3.3	-	-	7.1	-	660.9	-	991.0
Amounts recoverable from reinsurers	788.7	1,821.4	-	3.6	29.5	-	73.8	-	5,462.1	8,179.1
Assets held in separate accounts	55,022.4	4,593.4	18,448.4	1,817.1	-	-	9,167.9	-	448.0	89,497.2

Liabilities and Capital
Insurance and Investment Contract Liabilities:
Insurance policy & claim reserves	367.8	5,748.3	-	1,758.7	1,232.1	-	1,147.8	-	4,777.3	15,032.1
Contractholder funds	17,831.9	24,079.3	10,934.5	4,340.1	14.7	-	428.3	-	1,507.3	59,136.1
Total Insurance and Inv Contract Liabilities	18,199.7	29,827.6	10,934.5	6,098.8	1,246.8	-	1,576.0	-	6,284.6	74,168.1

Allocated capital (2)	3,530.2	7,810.4	896.1	507.6	927.8	305.5	380.9	1,166.5	(3,838.6)	11,686.4

As of December 31, 2006

Assets
Allocated Investments	$18,686.2	$27,843.9	$11,762.6	$6,088.9	$1,833.6	$-	$1,101.1	$-	$4,171.4	$71,487.6
DAC and VOBA	2,050.4	4,659.4	497.6	265.3	137.6	-	809.0	-	1.3	8,420.4
Goodwill	1,031.6	2,181.3	20.2	-	281.0	261.7	16.2	707.6	-	4,499.5
DSI and other intangibles	193.7	97.0	0.1	-	-	9.3	-	663.1	-	963.2
Amounts recoverable from reinsurers	836.9	1,817.7	-	5.3	27.5	-	70.2	-	5,181.5	7,939.1
Assets held in separate accounts (3)	48,014.7	4,256.0	17,459.2	1,617.7	-	-	8,756.9	-	429.3	80,533.7

Liabilities and Capital
Insurance and Investment Contract Liabilities:
Insurance policy & claim reserves	438.1	5,640.7	-	1,778.3	1,183.4	-	1,118.8	-	4,611.8	14,771.2
Contractholder funds	18,206.0	23,433.9	10,982.9	4,025.5	16.8	-	435.6	-	1,715.9	58,816.5
Total Insurance and Inv Contract Liabilities	18,644.1	29,074.6	10,982.9	5,803.8	1,200.2	-	1,554.4	-	6,327.7	73,587.7

Allocated capital (2)	3,432.5	7,345.1	959.8	531.7	923.1	307.8	385.0	1,161.9	(3,458.9)	11,587.9

(1) Includes consolidating adjustments.
(2) Allocated capital is based on internal economic capital models plus certain other items (principally intangibles including DAC and VOBA, goodwill and other items).
(3) Individual Markets-Life has been decreased by $784.3 and Employer Markets-Executive Benefits has been increased by $784.3 to correct previously reported values.

6/30/2007							PAGE 12
Individual Markets - Individual Life Insurance
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2006	2006	2006	2007	2007	Change	2006	2007	Change
Operating Revenue
Premiums	$89.9	$87.0	$93.5	$87.7	$87.8	-2.3%	$141.0	$175.6	24.5%
Surrender charges	15.5	18.3	16.1	15.2	15.7	1.3%	25.8	30.9	19.8%
Mortality assessments (1)	277.3	278.9	278.4	292.3	282.4	1.8%	413.0	574.7	39.2%
Expense assessments (1)	93.0	86.1	116.4	111.9	69.9	-24.8%	147.4	181.8	23.3%
Net investment income	415.9	414.4	441.1	454.0	493.3	18.6%	655.4	947.3	44.5%
Other revenue and fees	9.7	10.6	13.0	10.2	8.3	-14.4%	19.4	18.5	-4.6%
Total Operating Revenue	901.4	895.3	958.4	971.4	957.5	6.2%	1,402.0	1,928.8	37.6%

Operating Expenses
Insurance benefits (1)	256.0	261.1	249.1	246.0	263.0	2.7%	376.3	509.0	35.3%
Interest credited to contractholder funds	241.5	247.1	251.3	251.7	254.0	5.2%	383.7	505.7	31.8%
Operating and acquisition expenses	182.9	207.6	219.0	221.2	171.0	-6.5%	315.7	392.3	24.3%
Total Operating Expenses	680.4	715.7	719.4	718.9	688.0	1.1%	1,075.7	1,406.9	30.8%

Income from operations before Federal income taxes	221.0	179.6	239.1	252.5	269.4	21.9%	326.3	521.9	59.9%

Federal income taxes	73.9	56.8	81.7	85.9	93.0	25.8%	110.2	178.9	62.3%

Income from Operations	$147.1	$122.8	$157.4	$166.6	$176.4	19.9%	$216.1	$343.0	58.7%

Effective tax rate	33.4%	31.6%	34.2%	34.0%	34.5%		33.8%	34.3%

Average equity	$7,051.8	$7,223.9	$7,292.7	$7,557.8	$7,790.5		$5,158.9	$7,674.1
Return on average equity	8.3%	6.8%	8.6%	8.8%	9.1%		8.4%	8.9%

Operating and Acquisition Expenses
Commissions	$151.2	$167.1	$226.5	$227.1	$211.7	40.0%	$218.0	$438.8	101.3%
General and administrative expenses	97.2	122.5	116.3	111.0	115.6	18.9%	163.5	226.6	38.6%
Taxes, licenses and fees	27.5	28.3	27.0	32.9	26.6	-3.4%	43.8	59.5	35.8%
Total commissions and expenses incurred	275.9	317.9	369.8	371.1	353.8	28.2%	425.3	724.9	70.4%
Less: commissions and expenses capitalized	(199.8)	(226.6)	(291.3)	(288.9)	(272.4)	-36.3%	(289.9)	(561.3)	-93.6%
Amortization of DAC and VOBA	106.7	116.3	140.5	139.1	89.6	-16.1%	180.3	228.7	26.8%
Net Operating and Acquisition Expenses	$182.9	$207.6	$219.0	$221.2	$171.0	-6.5%	$315.7	$392.3	24.3%

General and administrative expenses -
basis points on account values - Annualized	153	191	178	166	170	17	165	168	3

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$2,643.8	$4,592.2	$4,524.7	$4,659.4	$4,795.8		$2,543.9	$4,659.4
Deferral	199.8	226.6	291.3	288.9	272.4		289.9	561.3
Amortization (1)	(106.7)	(116.3)	(140.5)	(139.1)	(89.6)		(180.3)	(228.7)
Included in Total Operating Expenses	93.0	110.3	150.8	149.8	182.8		109.6	332.6
Adjustment related to realized gains
on available-for-sale securities	(7.9)	(3.8)	(6.7)	(12.5)	(2.4)		(11.3)	(14.9)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	96.7	(174.0)	(9.5)	(0.9)	150.2		183.4	149.3
Business acquired	1,766.6	-	-	-	-		1,766.6	-
Balance at end of period	$4,592.2	$4,524.7	$4,659.4	$4,795.8	$5,126.4		$4,592.2	$5,126.4

Roll Forward of Deferred Front-End Loads

Balance at beginning of period	$344.3	$375.3	$415.9	$449.5	$490.6		$342.6	$449.5
Deferral	57.8	58.9	65.2	65.5	112.4		77.5	177.9
Amortization	(26.8)	(18.3)	(31.6)	(24.4)	(34.0)		(44.8)	(58.4)
Included in Expense Assessments	31.0	40.6	33.6	41.0	78.4		32.7	119.5
Balance at end of period	$375.3	$415.9	$449.5	$490.6	$569.0		$375.3	$569.0

(1) In the second quarter of 2007, we recognized certain adjustments that reduced expense assessments by $26 million, reduced mortality assessments by $15 million, increased insurance benefits by $3 million and reduced DAC amortization by $23 million.

6/30/2007							PAGE 13
Individual Markets- Individual Life Insurance
Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2006	2006	2006	2007	2007	Change	2006	2007	Change
Sales by Product(Millions)(1)
Universal Life
Excluding MoneyGuard	$97.5	$119.9	$177.6	$166.2	$145.0	48.7%	$138.7	$311.1	124.3%
MoneyGuard	7.5	8.3	7.8	7.4	9.9	32.0%	15.2	17.3	13.8%
Total	105.0	128.2	185.4	173.6	154.8	47.4%	154.0	328.4	113.2%
Variable universal life	15.7	13.0	22.1	20.6	17.3	10.2%	25.7	37.8	47.1%
Whole life	0.4	0.7	0.6	0.1	0.1	-75.0%	1.1	0.2	-81.8%
Term	11.3	10.7	10.0	9.3	7.8	-31.0%	19.5	17.1	-12.3%
Total	$132.3	$152.5	$218.1	$203.5	$180.0	36.1%	$200.3	$383.5	91.5%

First-Year Paid Premiums (Millions)
Universal Life
Excluding MoneyGuard	$261.2	$269.0	$351.0	$367.9	$315.7	20.9%	$369.4	$683.6	85.1%
MoneyGuard	50.0	54.8	52.3	49.2	65.9	31.8%	101.5	115.0	13.3%
Total	311.2	323.9	403.2	417.1	381.6	22.6%	470.9	798.7	69.6%
Variable universal life	40.5	34.4	53.4	52.5	47.8	18.0%	67.6	100.2	48.2%
Whole life	9.5	12.0	16.5	8.4	10.1	6.3%	17.8	18.5	3.9%
Term	11.5	10.4	9.6	9.1	8.2	-28.7%	20.1	17.2	-14.4%
Total	$372.7	$380.6	$482.7	$487.0	$447.7	20.1%	$576.4	$934.6	62.1%

Life Insurance In-Force (Billions)
Universal life & other	$260.945	$263.485	$267.228	$272.921	$276.040	5.8%	$260.945	$276.040	5.8%
Term insurance	229.082	232.214	234.148	235.491	236.155	3.1%	229.082	236.155	3.1%
Total Life Segment In-Force	$490.027	$495.699	$501.376	$508.411	$512.195	4.5%	$490.027	$512.195	4.5%

(1) Sales for Individual Life Insurance consist of first year commissionable premium for Universal life ("UL"), including Moneyguard, including UL internal replacements, and first year paid premiums for Whole life and Term products.

6/30/2007								PAGE 14
Individual Markets - Individual Life Insurance
Account Value Roll Forward
Unaudited [Billions of Dollars]

	Three Months Ended						Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2006	2006	2006	2007	2007	Change	2006	2007	Change
Interest Sensitive Life-Balance Beginning-of-Period	$11.913	$21.285	$21.516	$21.890	$22.228	86.6%	$11.809	$21.890	85.4%
Business acquired	9.150	-	-	-	-	-100.0%	9.150	-	-100.0%
Deposits	0.799	0.717	0.948	0.882	0.864	8.1%	1.201	1.746	45.4%
Withdrawals & deaths	(0.317)	(0.275)	(0.301)	(0.264)	(0.311)	1.9%	(0.499)	(0.575)	-15.2%
Net flows	0.482	0.442	0.647	0.618	0.553	14.7%	0.701	1.171	67.0%
Policyholder assessments (6)	(0.492)	(0.449)	(0.516)	(0.523)	(0.507)	-3.0%	(0.740)	(1.030)	-39.2%
Interest credited	0.232	0.239	0.242	0.243	0.243	4.7%	0.365	0.486	33.2%
Interest Sensitive Life-Balance End-of-Period (1)	$21.285	$21.516	$21.890	$22.228	$22.517	5.8%	$21.285	$22.517	5.8%

Variable Universal Life-Balance Beginning of Period	$2.355	$4.194	$4.305	$4.600	$4.696	99.4%	$2.242	$4.600	105.2%
Business acquired	1.918	-	-	-	-	-100.0%	1.918	-	-100.0%
Deposits	0.224	0.036	0.153	0.157	0.142	-36.6%	0.311	0.299	-3.9%
Withdrawals & deaths	(0.158)	0.013	(0.073)	(0.077)	(0.109)	NM	(0.207)	(0.186)	10.1%
Net flows	0.066	0.049	0.080	0.080	0.033	-50.0%	0.103	0.113	9.7%
Policyholder assessments	(0.077)	(0.076)	(0.079)	(0.079)	(0.080)	-3.9%	(0.121)	(0.159)	-31.4%
Investment income and change in market value	(0.068)	0.137	0.294	0.095	0.299	NM	0.051	0.394	NM
Variable Universal Life -Balance End-of-Period	$4.194	$4.305	$4.600	$4.696	$4.948	18.0%	$4.194	$4.948	18.0%

Total Segment- Life Insurance Account Value Roll Forward
Balance Beginning-of-Period	$14.268	$25.479	$25.821	$26.490	$26.924	88.7%	$14.051	$26.490	88.5%
Business acquired	11.068	-	-	-	-	-100.0%	11.068	-	-100.0%
Deposits	1.023	0.753	1.101	1.039	1.005	-1.8%	1.511	2.044	35.3%
Withdrawals & deaths	(0.476)	(0.262)	(0.374)	(0.341)	(0.420)	11.8%	(0.706)	(0.761)	-7.8%
Net flows	0.548	0.491	0.727	0.698	0.586	6.9%	0.805	1.284	59.5%
Policyholder assessments (6)	(0.570)	(0.524)	(0.595)	(0.602)	(0.586)	-2.8%	(0.861)	(1.188)	-38.0%
Investment income and change in market value	0.164	0.377	0.536	0.338	0.542	230.5%	0.417	0.880	111.0%
Total Segment -Balance End-of-Period	$25.479	$25.821	$26.490	$26.924	$27.465	7.8%	$25.479	$27.465	7.8%

Life Product Spread Information (2)
						Change			Change
Interest Sensitive Products						(Basis Points)			(Basis Points)
Net investment income (3) (4) (5)	6.22%	6.08%	6.44%	6.48%	6.99%	77	6.34%	6.74%	40
Interest credited to policyholders	4.46%	4.52%	4.52%	4.46%	4.45%	(1)	4.47%	4.45%	(2)
Spread (3)(4)	1.76%	1.57%	1.92%	2.02%	2.54%	78	1.87%	2.28%	41

Traditional Products
Net investment income (3)	6.59%	6.60%	6.51%	6.41%	6.48%	(11)	5.34%	6.45%	111

(1) Includes universal life, interest sensitive life, and the fixed investment option of VUL products.
(2)  Interest Sensitive Products - For the life products spread, the yield on earning assets is calculated as net investment income on fixed product investment  portfolios divided by average earning assets.  We exclude net investment income earned on investments supporting statutory surplus from our spread calculations. The average crediting rate is calculated using interest credited on life products divided by average fixed account  values.  Traditional Products - the yield on earning  assets is calculated as net investment income on traditional investment portfolios divided by average earning assets.  As of June 30, 2007, interest sensitive products represented approximately 82% of total interest sensitive and traditional earning assets.

(3)  The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread for interest sensitive products was 22 bps in the 2nd quarter of 2007, 21 bps in the 1st quarter of 2007, 12 bps in the 4th quarter of 2006, 20 bps in the 3rd quarter of 2006 and 13 bps in the 2nd quarter  of 2006.  There was an impact on traditional products of 14 bps in the 2nd quarter of 2007, 2 bps in the 1st quarter of 2007, 2 bps in the 4th quarter of 2006, 15 bps in the 3rd quarter of 2006 and 14 bps in the 2nd quarter of 2006.

(4)  The net investment income and spread above include earnings from alternative investments, such as limited partnerships. The impact on investment income yields from these investments was 70 bps in the 2nd quarter of 2007, 14 bps in the 1st quarter of 2007,  24 bps in the 4th quarter of 2006, -22 bps in the 3rd quarter of 2006 and 2 bps in the 2nd quarter of 2006.

(5) The net investment income and spread above is partially offset by amortization associated with prepayment fee income. The impact of this offset was 8 bps in the 2nd quarter of 2007.
(6) Interest sensitive policyholder assessments in the second quarter of 2007 includes +.017 related to certain adjustments.

6/30/2007									PAGE 15
Individual Markets - Individual Annuities
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2006	2006	2006	2007	2007	Change	2006	2007	Change
Operating Revenue
Premiums	$15.3	$12.3	$10.7	$12.8	$16.6	8.5%	$24.6	$29.4	19.8%
Surrender charges	9.6	6.6	12.3	9.7	10.1	5.2%	15.8	19.8	25.5%
Expense assessments	182.7	189.3	215.2	226.0	249.9	36.8%	350.8	475.9	35.7%
Net investment income	263.2	312.7	314.8	266.3	302.2	14.8%	411.1	568.5	38.3%
Other revenue and fees (1)	81.8	75.7	84.3	90.4	96.4	17.8%	125.1	186.8	49.3%
Total Operating Revenue	552.6	596.5	637.3	605.1	675.3	22.2%	927.4	1,280.5	38.1%

Operating Expenses
Insurance benefits	45.3	27.4	11.7	21.4	31.8	-29.8%	65.7	53.2	-19.1%
Interest credited to contractholder funds	168.8	208.2	211.7	166.5	189.9	12.5%	263.9	356.4	35.1%
Operating and acquisition expenses	216.9	227.3	252.6	256.7	278.4	28.4%	389.4	535.0	37.4%
Total Operating Expenses	431.0	462.9	476.0	444.6	500.0	16.0%	719.1	944.6	31.4%

Income from operations before Federal income taxes	121.5	133.6	161.4	160.5	175.3	44.3%	208.3	335.8	61.2%

Federal income taxes	32.5	4.2	37.6	39.5	45.2	39.1%	52.8	84.7	60.4%

Income from Operations	$89.0	$129.4	$123.8	$121.0	$130.1	46.2%	$155.5	$251.1	61.5%

Effective tax rate	26.7%	3.1%	23.3%	24.6%	25.8%		25.4%	25.2%

Average equity	$3,269.2	$3,310.4	$3,388.1	$3,442.3	$3,491.1		$2,506.6	$3,466.7
Return on average equity	10.9%	15.6%	14.6%	14.1%	14.9%		12.4%	14.5%

Income from Operations - basis points on average account values	58	84	76	72	73		30	72

Operating and Acquisition Expenses
Commissions	$140.5	$146.2	$167.2	$152.1	$178.8	27.3%	$251.8	$330.9	31.4%
General and administrative expenses	69.8	81.8	80.9	69.5	82.4	18.1%	136.0	151.9	11.6%
Broker-dealer commissions and general and
administrative expenses	79.3	76.6	80.0	87.2	92.8	17.0%	125.9	180.0	43.0%
Taxes, licenses and fees	4.6	4.8	4.5	8.9	5.7	23.9%	10.1	14.6	44.8%
Total commissions and expenses incurred	294.2	309.4	332.6	317.7	359.7	22.3%	523.7	677.4	29.4%
Less: commissions and expenses capitalized	(150.0)	(157.6)	(181.8)	(157.6)	(189.3)	-26.2%	(272.7)	(346.9)	-27.2%
Amortization of DAC and VOBA	72.7	75.6	101.7	96.6	108.0	48.6%	138.5	204.5	47.7%

Net Operating and Acquisition Expenses	$216.9	$227.3	$252.6	$256.7	$278.4	28.4%	$389.4	$535.0	37.4%

General and administrative expenses - basis
points on gross account values - Annualized (2)	45	53	50	41	46	1	49	44	(5)

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$1,414.9	$1,994.4	$1,974.1	$2,050.4	$2,082.0		$1,328.0	$2,050.4
Cumulative effect of adoption of SOP 05-1	-	-	-	(27.2)	-		-	(27.2)
Deferral	150.0	157.6	181.8	157.6	189.3		272.7	346.9
Amortization	(72.7)	(75.6)	(101.7)	(96.6)	(108.0)		(138.5)	(204.5)
Included in Total Operating Expenses	77.3	82.0	80.0	61.0	81.4		134.2	142.4
Adjustment related to realized gains
on available-for-sale securities	(4.1)	(2.4)	(1.1)	(2.2)	1.0		(6.8)	(1.2)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	57.3	(103.6)	(2.7)	(14.0)	72.4		90.0	58.4
Business acquired	448.9	3.8	-	14.0	-		448.9	14.0
Balance at end of period	$1,994.4	$1,974.1	$2,050.4	$2,082.0	$2,236.8		$1,994.4	$2,236.8

Roll Forward of Deferred Front-End Loads

Balance at beginning of period	$78.1	$84.8	$94.6	$100.9	$104.6		$72.0	$100.9
Cumulative effect of adoption of SOP 05-1	-	-	-	(2.0)	-		-	(2.0)
Deferral	9.8	10.0	10.6	9.8	11.8		19.2	21.6
Amortization	(3.0)	(0.1)	(4.3)	(3.9)	(4.5)		(6.3)	(8.4)
Included in Income from Operations	6.8	9.8	6.3	5.9	7.3		12.9	13.2
Adjustment related to realized gains
on available-for-sale securities	-	(0.1)	-	-	(0.1)		-	(0.1)
Balance at end of period	$84.8	$94.6	$100.9	$104.6	$111.9		$84.8	$111.9

Roll Forward of Deferred Sales Inducements

Balance at beginning of period	$139.9	$154.6	$173.4	$193.7	$206.2		$129.4	$193.7
Cumulative effect of adoption of SOP 05-1	-	-	-	(2.8)	-		-	(2.8)
Deferral	19.9	22.2	28.2	23.7	27.3		35.6	50.9
Amortization	(5.2)	(3.3)	(7.9)	(8.2)	(8.7)		(10.4)	(17.0)
Included in Income from Operations	14.7	18.9	20.3	15.4	18.5		25.2	33.9
Adjustment related to realized gains
on available-for-sale securities	-	(0.1)	-	(0.1)	(0.0)		-	(0.1)
Balance at end of period	$154.6	$173.4	$193.7	$206.2	$224.7		$154.6	$224.7

(1) Primarily broker-dealer revenue.
(2) Includes distribution costs.

6/30/2007									PAGE 16
Individual Markets - Individual Annuities
Account Value Roll Forward
Unaudited [Billions of Dollars]

	Three Months Ended						Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2006	2006	2006	2007	2007	Change	2006	2007	Change

Fixed Annuities - Balance at Beginning of Period	$10.563	$19.533	$18.939	$18.545	$18.139	71.7%	$10.840	$18.545	71.1%

Business acquired	9.343	-	-	0.040	-	-100.0%	9.343	0.040	-99.6%
Gross deposits	0.872	1.062	1.100	0.821	0.982	12.6%	1.343	1.803	34.3%
Withdrawals & deaths	(1.037)	(1.405)	(1.162)	(0.887)	(0.892)	14.0%	(1.444)	(1.779)	-23.2%
Net flows	(0.164)	(0.344)	(0.062)	(0.066)	0.090	154.9%	(0.101)	0.024	123.8%
Transfer from (to) variable annuities	(0.395)	(0.483)	(0.561)	(0.557)	(0.560)	-41.8%	(0.847)	(1.117)	-31.9%
Interest credited	0.166	0.211	0.201	0.153	0.172	3.6%	0.262	0.325	24.0%
Sales inducements deferred	0.020	0.022	0.028	0.024	0.027	35.0%	0.036	0.051	41.7%
Fixed Annuities - Gross	19.533	18.939	18.545	18.139	17.867	-8.5%	19.533	17.867	-8.5%
Reinsurance ceded	(2.149)	(2.045)	(1.812)	(1.689)	(1.598)	25.6%	(2.149)	(1.598)	25.6%
Fixed Annuities - Balance at End of Period (1)	$17.384	$16.894	$16.733	$16.449	$16.270	-6.4%	$17.384	$16.270	-6.4%

Variable Annuities - Balance at Beginning of Period	$40.495	$41.537	$43.977	$48.169	$50.300	24.2%	$37.655	$48.169	27.9%

Business acquired	0.250	-	-	-	-	-100.0%	0.250	-	-100.0%
Gross deposits	1.867	1.658	2.061	2.000	2.295	22.9%	3.533	4.295	21.6%
Withdrawals & deaths	(1.004)	(1.011)	(1.107)	(1.179)	(1.247)	-24.2%	(1.962)	(2.426)	-23.6%
Net flows	0.864	0.648	0.954	0.821	1.048	21.3%	1.570	1.869	19.0%
Transfer from (to) fixed annuities	0.395	0.483	0.560	0.556	0.560	41.8%	0.847	1.117	31.9%
Investment increase & change in market value	(0.467)	1.309	2.678	0.754	3.263	NM	1.215	4.016	230.5%
Variable Annuities - Balance at End of Period (2)	$41.537	$43.977	$48.169	$50.300	$55.171	32.8%	$41.537	$55.171	32.8%

Total Annuities - Balance at Beginning of Period	$51.059	$61.070	$62.916	$66.714	$68.438	34.0%	$48.495	$66.714	37.6%

Business acquired	9.593	-	-	0.040	-	-100.0%	9.593	0.040	-99.6%
Gross deposits	2.740	2.720	3.161	2.821	3.277	19.6%	4.876	6.098	25.1%
Withdrawals & deaths	(2.040)	(2.416)	(2.269)	(2.067)	(2.139)	-4.9%	(3.407)	(4.205)	-23.4%
Net flows	0.699	0.304	0.892	0.754	1.138	62.8%	1.469	1.893	28.9%
Transfers	-	-	(0.001)	(0.001)	-	NM	-	-	NM
Interest credited & change in market value	(0.301)	1.520	2.879	0.907	3.435	NM	1.477	4.341	193.9%
Sales inducements deferred	0.020	0.022	0.028	0.024	0.027	35.0%	0.036	0.051	41.7%
Total Annuities - Gross	61.070	62.916	66.714	68.438	73.038	19.6%	61.070	73.038	19.6%
Reinsurance ceded	(2.149)	(2.045)	(1.812)	(1.689)	(1.598)	25.6%	(2.149)	(1.598)	25.6%
Total Annuities (Net of Ceded) - Balance at End of Period	$58.921	$60.872	$64.902	$66.749	$71.441	21.2%	$58.921	$71.441	21.2%

Variable Annuities Under Agreement - Included above	$0.173	$0.169	$0.170	$0.163	$0.164	-5.2%	$0.173	$0.164	-5.2%

Incremental Deposits (3):
Fixed annuities	$0.861	$1.058	$1.086	$0.815	$0.976	13.4%	$1.322	$1.791	35.5%
Variable annuities	1.850	1.623	2.036	1.979	2.265	22.4%	3.500	4.244	21.3%
Total Incremental Deposits	$2.711	$2.681	$3.122	$2.794	$3.241	19.5%	$4.822	$6.034	25.1%

(1) Includes fixed portion of variable annuities.
(2) Excludes the fixed portion of variable annuities.
(3) Incremental Deposits represent gross deposits reduced by transfers from other Lincoln products.

6/30/2007									PAGE 17
Individual Markets - Individual Annuities
Account Values
Unaudited [Billions of Dollars]

	Three Months Ended						Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2006	2006	2006	2007	2007	Change	2006	2007	Change
Fixed Annuities - excluding fixed portion of variable contracts
Deposits	$0.137	$0.258	$0.280	$0.126	$0.129	-5.8%	$0.159	$0.255	60.4%
Withdrawals	(0.805)	(1.148)	(0.943)	(0.674)	(0.677)	15.9%	(1.048)	(1.351)	-28.9%
Net flows	$(0.668)	$(0.890)	$(0.663)	$(0.548)	$(0.548)	18.0%	$(0.890)	$(1.096)	-23.1%

Gross fixed contract account values	$12.190	$11.766	$11.221	$10.818	$10.377	-14.9%	$12.190	$10.377	-14.9%
Reinsurance ceded	(2.149)	(2.045)	(1.812)	(1.689)	(1.598)	25.6%	(2.149)	(1.598)	25.6%
Net Fixed Contract Account Values	$10.041	$9.721	$9.409	$9.129	$8.779	-12.6%	$10.041	$8.779	-12.6%

Indexed Annuities
Deposits	$0.228	$0.244	$0.245	$0.160	$0.191	-16.2%	$0.228	$0.352	54.4%
Withdrawals	(0.047)	(0.068)	(0.061)	(0.063)	(0.061)	-29.8%	(0.047)	(0.123)	NM
Net flows	$0.181	$0.177	$0.184	$0.098	$0.130	-28.2%	$0.181	$0.228	26.0%

Indexed Annuity Account Values	$3.210	$3.454	$3.711	$3.844	$4.033	25.6%	$3.210	$4.033	25.6%

Fixed Portion of Variable Contracts
Deposits	$0.507	$0.559	$0.575	$0.535	$0.662	30.6%	$0.956	$1.197	25.2%
Withdrawals	(0.185)	(0.190)	(0.158)	(0.151)	(0.154)	16.8%	(0.349)	(0.305)	12.6%
Net flows	$0.322	$0.370	$0.417	$0.384	$0.508	57.8%	$0.607	$0.892	47.0%

Fixed Portion of Variable Contract Account Values	$4.132	$3.719	$3.613	$3.476	$3.458	-16.3%	$4.132	$3.458	-16.3%

Variable Annuities - including fixed portion of variable contracts
Deposits	$2.374	$2.218	$2.635	$2.535	$2.957	24.6%	$4.489	$5.492	22.3%
Withdrawals	(1.188)	(1.200)	(1.265)	(1.330)	(1.401)	-17.9%	(2.311)	(2.731)	-18.2%
Net Flows	$1.186	$1.017	$1.371	$1.205	$1.556	31.2%	$2.177	$2.761	26.8%

Variable Contract Account Values	$45.669	$47.697	$51.782	$53.776	$58.629	28.4%	$45.669	$58.629	28.4%

Average Daily Variable Annuity Account Values	$41.214	$42.342	$46.514	$49.284	$53.465	29.7%	$40.580	$51.327	26.5%

Individual Annuity Product Spread Information						Change			Change
						(Basis Point)			(Basis Point)
Net investment income (1) (2) (3) (7)	5.64%	5.90%	5.91%	5.86%	5.86%	22	5.70%	5.86%	16
Interest credited to policyholders (4) (5) (6) (7)	3.88%	3.85%	3.81%	3.73%	3.50%	(38)	3.89%	3.61%	(28)
Spread (1) (2) (3) (4) (6) (7)	1.76%	2.05%	2.10%	2.13%	2.36%	60	1.81%	2.25%	44

(1) For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. We exclude net investment income earned on investments supporting statutory surplus from our spread calculations. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.

(2) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread was 8 bps in the second quarter of 2007, 5 bps in the first quarter of 2007, 10 bps in the fourth quarter of 2006, 7 bps in the third quarter of 2006 and 2 bps in the second quarter of 2006. The impact was 6 bps in the first six months of 2007 and 4 bps in the first six months of 2006.

(3) We exclude the results of our indexed annuity hedge program from our calculation of spreads, the impact of which affects net investment income and interest credited in approximately equal and offsetting amounts.

(4) The third quarter 2006 spreads have been updated to reflect a reclassification of surrender charges within interest credited. No income statement changes were made as a result of this reclassification because the impact was immaterial.

(5) The 2007 spreads reflect a correction (a decrease) to interest credited to policyholders related to a correction to the opening balance sheet of JP that was finalized in the first quarter of 2007.  The impact of this correction was 9 bps in the first quarter of 2007 and 5 bps in the first six months of 2007.

(6) Interest credited and our spreads include the impact of changes in the fair value of the SFAS 133 forward starting option liability related to our indexed annuity products.  The impact of these changes in fair value on our spreads was 24 bps in the second quarter of 2007, (10) bps in the first quarter of 2007, 10 bps in the fourth quarter of 2006, (16) bps in the third quarter of 2006 and (3) bps in the second quarter of 2006.
(7) In the second quarter of 2007, we updated previously reported historical investment income yields, interest rate credited to policyholders and interest rate spreads to conform to the presentation in the second quarter of 2007.  The impact of the changes on spreads ranged from 1 bp - 10 bps per quarter.

6/30/2007									PAGE 18
Employer Markets - Defined Contribution
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2006	2006	2006	2007	2007	Change	2006	2007	Change
Operating Revenue
Surrender charges	$2.1	$1.7	$1.5	$2.0	$2.2	4.8%	$4.4	$4.3	-2.3%
Expense assessments	54.7	54.0	58.4	59.8	63.0	15.2%	110.3	122.7	11.2%
Net investment income	187.5	184.6	180.6	180.3	182.3	-2.8%	373.2	362.6	-2.8%
Other revenue and fees	4.6	4.9	4.5	4.7	4.6	-	10.2	9.2	-9.8%
Total Operating Revenue	248.9	245.1	245.0	246.8	252.1	1.3%	498.1	498.8	0.1%

Operating Expenses
Interest credited to contractholder funds	102.4	103.1	104.4	104.3	104.6	2.1%	203.1	209.0	2.9%
Operating and acquisition expenses	69.5	74.5	80.2	71.6	80.6	16.0%	142.8	152.3	6.7%
Total Operating Expenses	171.9	177.6	184.6	176.0	185.3	7.8%	345.9	361.3	4.5%

Income from operations before Federal income taxes	77.0	67.5	60.4	70.8	66.8	-13.2%	152.2	137.6	-9.6%

Federal income taxes	22.7	15.0	15.8	21.1	19.5	-14.1%	45.4	40.6	-10.6%

Income from Operations	$54.3	$52.5	$44.6	$49.7	$47.3	-12.9%	$106.8	$97.0	-9.2%

Effective tax rate	29.4%	22.3%	26.2%	29.8%	29.2%		29.8%	29.5%

Average equity	$985.3	$945.7	$954.9	$938.5	$906.6		$995.9	$922.5
Return on average equity	22.0%	22.2%	18.7%	21.2%	20.9%		21.5%	21.0%

Income from Operations - basis points on
average account values	69	66	54	58	53		68	56

Operating and Acquisition Expenses
Commissions	$22.2	$23.4	$20.8	$19.3	$21.3	-4.1%	$48.4	$40.6	-16.1%
General and administrative expenses	47.2	56.4	56.5	49.9	54.9	16.3%	96.9	104.7	8.0%
Taxes, licenses and fees	2.8	1.3	1.9	5.1	4.4	NM	5.8	9.5	63.8%
Total commissions and expenses incurred	72.3	81.1	79.2	74.2	80.6	11.5%	151.1	154.8	2.4%
Less: commissions and expenses capitalized	(22.6)	(21.5)	(18.5)	(22.2)	(22.5)	0.4%	(48.1)	(44.6)	7.3%
Amortization of DAC and VOBA	19.8	14.9	19.4	19.6	22.5	13.6%	39.9	42.1	5.5%

Net Operating and Acquisition Expenses	$69.5	$74.5	$80.2	$71.6	$80.6	16.0%	$142.8	$152.3	6.7%

General and administrative expenses - basis
points on account values - Annualized (1)	60	71	68	59	62	2	62	60	(2)

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$517.2	$564.0	$503.8	$497.6	$489.4		$454.9	$497.6
Cumulative effect of adoption of SOP 05-1	-	-	-	(1.4)	-		-	(1.4)
Deferral	22.6	21.5	18.5	22.2	22.5		48.1	44.6
Amortization	(19.8)	(14.9)	(19.4)	(19.6)	(22.5)		(39.9)	(42.1)
Included in Total Operating Expenses	2.7	6.6	(0.9)	2.6	(0.0)		8.2	2.6
Adjustment related to realized gains
on available-for-sale securities	(6.1)	(2.0)	(0.2)	(2.1)	(0.8)		(10.6)	(3.0)
Adjustment related to unrealized (gains)
losses on available-for-sale securities	50.2	(64.8)	(5.1)	(7.2)	53.3		111.5	46.1
Balance at end of period	$564.0	$503.8	$497.6	$489.4	$541.9		$564.0	$541.9

(1) Includes distribution costs.

6/30/2007							PAGE 19
Employer Markets - Defined Contribution
Account Value Roll Forward
Unaudited [Billions of Dollars]

	Three Months Ended						Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2006	2006	2006	2007	2007	Change	2006	2007	Change

Fixed Annuities - Balance at Beginning of Period	$11.033	$11.050	$11.061	$11.006	$10.993	-0.4%	$11.009	$11.006	-
Gross deposits (1)	0.242	0.268	0.183	0.299	0.233	-3.7%	0.495	0.531	7.3%
Withdrawals & deaths	(0.345)	(0.426)	(0.340)	(0.399)	(0.376)	-9.0%	(0.673)	(0.775)	-15.1%
Net flows	(0.103)	(0.159)	(0.157)	(0.101)	(0.143)	-38.8%	(0.178)	(0.244)	-36.7%
Transfer from (to) variable annuities	0.030	0.049	(0.011)	(0.017)	(0.012)	NM	0.044	(0.028)	NM
Interest credited	0.090	0.121	0.112	0.104	0.102	13.3%	0.175	0.206	17.9%
Fixed Annuities - Balance at End of Period (2)	$11.050	$11.061	$11.006	$10.993	$10.940	-1.0%	$11.050	$10.940	-1.0%

Variable Annuities - Balance at Beginning of Period	$16.454	$16.144	$16.530	$17.475	$17.676	7.4%	$15.692	$17.475	11.4%
Gross deposits (1)	0.714	0.583	0.559	0.655	0.577	-19.2%	1.383	1.232	-11.0%
Withdrawals & deaths	(0.647)	(0.565)	(0.669)	(0.813)	(0.747)	-15.5%	(1.322)	(1.560)	-17.9%
Net flows	0.067	0.018	(0.110)	(0.158)	(0.170)	NM	0.061	(0.328)	NM
Transfer from (to) fixed annuities	(0.032)	(0.046)	0.008	0.004	0.007	121.9%	(0.047)	0.011	123.2%
Investment increase & change in market value	(0.345)	0.414	1.047	0.354	0.968	NM	0.438	1.322	202.0%
Variable Annuities - Balance at End of Period (3)	$16.144	$16.530	$17.475	$17.676	$18.480	14.5%	$16.144	$18.480	14.5%

Total Annuities - Balance at Beginning of Period	$27.487	$27.194	$27.591	$28.482	$28.669	4.3%	$26.701	$28.482	6.7%
Gross Deposits (1)	0.955	0.851	0.742	0.953	0.809	-15.3%	1.878	1.763	-6.1%
Withdrawals & deaths	(0.992)	(0.992)	(1.009)	(1.212)	(1.122)	-13.1%	(1.995)	(2.334)	-17.0%
Net flows	(0.036)	(0.141)	(0.267)	(0.259)	(0.313)	NM	(0.117)	(0.571)	NM
Transfers	(0.002)	0.003	(0.002)	(0.012)	(0.005)	NM	(0.003)	(0.017)	NM
Interest credited & change in market value	(0.255)	0.535	1.160	0.458	1.070	NM	0.613	1.528	149.5%
Total Annuities - Balance at End of Period	$27.194	$27.591	$28.482	$28.669	$29.421	8.2%	$27.194	$29.421	8.2%

Alliance Mutual Funds - Balance at Beginning of Period	$4.248	$4.330	$4.636	$5.175	$5.807	36.7%	$3.772	$5.175	37.2%
Plan/Participant Rollovers	0.021	0.057	0.168	0.279	0.217	NM	0.146	0.496	240.1%
Additional contributions	0.183	0.178	0.189	0.254	0.247	35.0%	0.376	0.501	33.4%
Gross deposits	0.204	0.235	0.357	0.533	0.464	127.5%	0.522	0.997	91.2%
Withdrawals & deaths	(0.054)	(0.057)	(0.079)	(0.054)	(0.077)	-42.6%	(0.110)	(0.131)	-18.9%
Net flows	0.150	0.178	0.277	0.480	0.387	158.0%	0.412	0.866	110.5%
Transfers	-	(0.015)	0.003	0.005	0.040	NM	0.005	0.045	NM
Interest credited & change in market value	(0.068)	0.143	0.259	0.147	0.310	NM	0.142	0.457	222.8%
Total Alliance Mutual Funds - Balance at End of Period (4)	$4.330	$4.636	$5.175	$5.807	$6.543	51.1%	$4.330	$6.543	51.1%

Total Defined Contribution Segment Account Values-
including Alliance Mutual Funds
Balance at Beginning of Period	$31.735	$31.524	$32.227	$33.656	$34.475	8.6%	$30.473	$33.656	10.4%
Gross deposits (1)	1.159	1.086	1.099	1.487	1.273	9.8%	2.400	2.760	15.0%
Withdrawals & deaths	(1.045)	(1.049)	(1.089)	(1.266)	(1.199)	-14.7%	(2.105)	(2.465)	-17.1%
Net flows	0.114	0.037	0.010	0.221	0.074	-35.1%	0.294	0.295	0.2%
Transfers	(0.002)	(0.012)	0.000	(0.007)	0.035	NM	0.003	0.028	NM
Interest credited & change in market value	(0.322)	0.677	1.419	0.606	1.379	NM	0.754	1.985	163.2%
Total Defined Contribution Segment
Account Values- Balance at End of Period	$31.524	$32.227	$33.656	$34.475	$35.964	14.1%	$31.524	$35.964	14.1%

Variable Annuities Under Agreement - Included above	0.017	0.017	0.017	0.016	0.017	0.0%	0.017	0.017	0.0%

Incremental Deposits (5) :
Fixed Annuities	$0.226	$0.253	$0.173	$0.282	$0.224	-0.9%	$0.480	$0.506	5.3%
Variable Annuities	0.709	0.576	0.551	0.581	0.631	-11.0%	1.363	1.211	-11.1%
Total Annuities Incremental Deposits	0.935	0.829	0.724	0.862	0.855	-8.6%	1.843	1.717	-6.8%
Total Alliance Mutual Funds Incremental Deposits	0.204	0.235	0.357	0.533	0.464	127.5%	0.522	0.997	91.0%
Total Defined Contribution Incremental Deposits	$1.139	$1.064	$1.080	$1.396	$1.318	15.7%	$2.365	$2.714	14.8%

(1)  Gross deposits for the second quarter and full year 2006 include approximately $20 million and $110 million of fixed and variable annuity deposits, respectively, resulting from JP employee plan deposits into the LNC employee plan as a result of the merger.

(2) Includes Fixed Annuity products offered under the Alliance mutual funds and the fixed portion of variable annuities.
(3) Excludes the fixed portion of variable annuities.
(4) Represents amounts attributable to Alliance mutual fund net flows. Alliance mutual fund account values are not included in the separate accounts reported on our balance sheet.
(5) Incremental Deposits represent gross deposits reduced by transfers from other Lincoln products.

6/30/2007							PAGE 20
Employer Markets - Defined Contribution
Supplemental Data
Unaudited [Billions of Dollars]

	Three Months Ended						Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2006	2006	2006	2007	2007	Change	2006	2007	Change
Fixed Annuities - excluding fixed portion of variable contracts
Deposits (1)	$0.121	$0.157	$0.093	$0.198	$0.146	20.7%	$0.256	$0.344	34.4%
Withdrawals	(0.114)	(0.162)	(0.118)	(0.166)	(0.140)	-22.8%	(0.222)	(0.305)	-37.4%
Net Flows	$0.008	$(0.005)	$(0.024)	$0.032	$0.006	-25.0%	$0.035	$0.039	NM
				-	-		-	0.000
Fixed Contract Account Values	$4.717	$4.758	$4.797	$4.870	$4.917	4.2%	$4.717	$4.917	4.2%

Fixed Portion of Variable Contracts
Deposits	$0.120	$0.111	$0.090	$0.100	$0.087	-27.5%	$0.239	$0.187	-21.8%
Withdrawals	(0.231)	(0.265)	(0.222)	(0.233)	(0.236)	-2.2%	(0.452)	(0.469)	-3.8%
Net Flows	$(0.111)	$(0.154)	$(0.132)	$(0.133)	$(0.149)	-34.2%	$(0.213)	$(0.282)	-32.4%

Fixed Portion of Variable Contract Account Values	$6.333	$6.303	$6.210	$6.123	$6.023	-4.9%	$6.333	$6.023	-4.9%

Variable Annuities - including fixed portion of variable contracts
Deposits (1)	$0.834	$0.694	$0.649	$0.755	$0.664	-20.4%	$1.622	$1.419	-12.5%
Withdrawals	(0.878)	(0.830)	(0.891)	(1.046)	(0.982)	-11.8%	(1.774)	(2.029)	-14.4%
Net Flows	$(0.044)	$(0.136)	$(0.242)	$(0.291)	$(0.319)	NM	$(0.152)	$(0.610)	NM
								-
Variable Contract Account Values	$22.477	$22.833	$23.685	$23.799	$24.504	9.0%	$22.477	$24.504	9.0%

Average Daily Variable Annuity Account Values	$16.270	$16.116	$17.164	$17.582	$18.377	13.0%	$16.223	$17.982	10.8%

Total Annuity based Retirement Plan Product Spread Information (2)						Change			Change
						(Basis Point)			(Basis Point)
Net investment income (3)	6.31%	6.39%	6.23%	6.20%	6.13%	(18)	6.33%	6.17%	(16)
Interest credited to policyholders	3.73%	3.76%	3.79%	3.81%	3.82%	9	3.69%	3.81%	12
Spread (3)	2.58%	2.63%	2.44%	2.39%	2.31%	(27)	2.64%	2.36%	(28)

(1)  Gross deposits for the second quarter of 2006 include approximately $20 million and $110 million of fixed and variable annuity deposits, respectively, resulting from JP employee plan deposits into the LNC employee plan as a result of the merger.

(2) For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets.  We exclude net investment income earned on investments supporting statutory surplus from our spread calculations. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values.

(3) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums.  The impact of these premiums on investment income and spread was 9 bps in the 2nd quarter of 2007, 3 bps in the 1st quarter of 2007, 4 bps in the 4th quarter of 2006, 13 bps in the 3rd quarter of 2006 and 12 bps in the 2nd quarter of 2006.

6/30/2007									PAGE 21
Employer Markets - Executive Benefits
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2006	2006	2006	2007	2007	Change	2006	2007	Change
Operating Revenue
Premiums	$0.0	$0.3	$3.3	$0.6	$0.1	NM	$1.1	$0.7	-36.4%
Surrender charges	0.0	0.0	0.0	(0.0)	0.0	NM	0.0	0.0	NM
Mortality assessments	8.5	7.2	8.5	8.9	8.2	-3.5%	11.3	17.1	51.3%
Expense assessments	4.9	4.5	5.5	6.2	5.9	20.4%	8.2	12.1	47.6%
Net investment income	86.5	91.0	90.5	94.8	99.3	14.8%	135.2	194.1	43.6%
Other revenue and fees	1.3	1.3	1.3	1.2	1.3	-	2.7	2.6	-3.7%
Total Operating Revenue	101.2	104.3	109.1	111.7	114.9	13.5%	158.4	226.6	43.1%

Operating Expenses
Insurance benefits	30.4	35.6	39.7	33.1	33.3	9.5%	63.2	66.4	5.1%
Interest credited to contractholder funds	40.2	39.9	42.0	44.8	50.3	25.1%	49.4	95.1	92.5%
Operating and acquisition expenses	7.2	11.7	9.1	12.7	11.4	58.3%	11.7	24.1	106.0%
Total Operating Expenses	77.7	87.2	90.8	90.7	95.0	22.3%	124.3	185.7	49.4%

Income from operations before Federal income taxes	23.5	17.1	18.3	21.1	19.9	-15.3%	34.0	41.0	20.6%

Federal income taxes	7.3	4.3	5.6	6.6	6.0	-17.8%	10.3	12.7	23.3%

Income from Operations	$16.2	$12.8	$12.7	$14.4	$13.9	-14.2%	$23.8	$28.3	18.9%

Effective tax rate	31.0%	25.2%	30.7%	31.5%	30.3%		30.2%	30.9%

Average equity	$524.8	$519.8	$528.2	$539.3	$527.2		$429.7	$533.3
Return on average equity	12.4%	9.8%	9.6%	10.7%	10.5%		11.1%	10.6%

Operating and Acquisition Expenses
Commissions	$8.1	$7.1	$11.2	$6.5	$6.8	-16.0%	$13.3	$13.3
General and administrative expenses	2.8	6.2	4.8	4.0	4.2	50.0%	6.5	8.2	26.2%
Taxes, licenses and fees	1.3	1.4	1.3	1.5	1.3		2.4	2.7	12.5%
Total commissions and expenses incurred	12.2	14.6	17.3	11.9	12.3	0.8%	22.1	24.2	9.5%
Less: commissions and expenses capitalized	(8.0)	(6.7)	(10.9)	(6.9)	(6.7)	16.3%	(13.7)	(13.6)	0.7%
Amortization of DAC and VOBA	2.9	3.8	2.8	7.7	5.8	100.0%	3.2	13.5	NM

Net Operating and Acquisition Expenses	$7.2	$11.7	$9.1	$12.7	$11.4	58.3%	$11.7	$24.1	106.0%

General and administrative expenses - basis
points on account values - Annualized (1)	16	36	27	23	24	8	23	23	-

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$119.0	$274.1	$258.0	$265.3	$260.5		$113.6	$265.3
Deferral	8.0	6.7	10.9	6.9	6.7		13.7	13.6
Amortization	(2.9)	(3.8)	(2.8)	(7.7)	(5.8)		(3.2)	(13.5)
Included in Total Operating Expenses	5.1	2.9	8.2	(0.8)	0.9		10.4	0.1
Adjustment related to realized gains
on available-for-sale securities	-	(0.7)	(0.8)	(0.5)	(0.1)		-	(0.6)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	7.6	(18.3)	(0.1)	(3.4)	14.9		7.6	11.4
Business acquired	142.5	-	-	-	-		142.5	-
Balance at end of period	$274.1	$258.0	$265.3	$260.5	$276.2		$274.1	$276.2

Roll Forward of Deferred Front-End Loads

Balance at beginning of period	$18.9	$19.7	$20.3	$21.7	$22.0		$17.9	$21.7
Deferral	1.0	0.9	1.5	1.1	0.9		2.0	1.9
Amortization	(0.2)	(0.3)	(0.2)	(0.8)	(0.9)		(0.2)	(1.7)
Included in Income from Operations	0.8	0.6	1.4	0.3	(0.1)		1.8	0.2
Balance at end of period	$19.7	$20.3	$21.7	$22.0	$21.9		$19.7	$21.9

(1) Includes distribution costs.

6/30/2007									PAGE 22
Employer Markets - Executive Benefits
Account Value Roll Forward and Supplemental Data
Unaudited [Billions of Dollars]

	Three Months Ended						Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2006	2006	2006	2007	2007	Change	2006	2007	Change
COLI/BOLI- Balance Beginning-of-Period	$1.387	$4.228	$4.252	$4.305	$4.264	207.4%	$1.318	$4.305	226.6%
Business acquired	2.795	-	-	-	-	-100.0%	2.795	-	-100.0%
Deposits	0.077	0.058	0.085	0.065	0.079	2.6%	0.124	0.144	16.1%
Withdrawals & deaths	(0.042)	(0.069)	(0.092)	(0.140)	(0.053)	-26.2%	(0.049)	(0.193)	NM
Net flows	0.035	(0.011)	(0.007)	(0.075)	0.026	-25.7%	0.075	(0.049)	NM
Policyholder assessments	(0.017)	(0.016)	(0.019)	(0.018)	(0.017)		(0.026)	(0.035)	-34.6%
Interest credited and change in market value	0.028	0.051	0.079	0.052	0.080	185.7%	0.066	0.131	98.5%
COLI/BOLI-Balance End-of-Period	$4.228	$4.252	$4.305	$4.264	$4.353	3.0%	$4.228	$4.353	3.0%

COLI/BOLI In-Force	$15.373	$15.342	$15.645	$14.747	$14.809	-3.7%	$15.373	$14.809	-3.7%

Run Off Institutional Pensions Account Values -
Balance at End of Period	$2.707	$2.711	$2.720	$2.734	$2.729	0.8%	$2.707	$2.729	0.8%

6/30/2007									PAGE 23
Employer Markets - Group Protection
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2006	2006	2006	2007	2007	Change	2006	2007	Change
Operating Revenue
Premiums	$328.9	$304.1	$315.9	$331.3	$361.3	9.9%	$328.9	$692.7	110.6%
Net investment income	25.1	27.1	28.0	27.9	28.5	13.5%	25.1	56.4	124.7%
Other revenue and fees	0.8	0.9	0.8	1.1	1.2	50.0%	0.8	2.3	187.5%
Total Operating Revenue	354.9	332.1	344.8	360.4	391.0	10.2%	354.9	751.4	111.7%

Operating Expenses
Insurance benefits	226.0	213.3	224.0	246.6	265.7	17.6%	226.0	512.3	126.7%
Operating and acquisition expenses	72.0	74.6	69.6	78.3	80.7	12.1%	72.0	158.9	120.7%
Total Operating Expenses	297.9	287.9	293.6	324.9	346.3	16.2%	297.9	671.2	125.3%

Income from operations before Federal income taxes	56.9	44.2	51.2	35.5	44.7	-21.4%	56.9	80.2	40.9%

Federal income taxes	19.9	15.5	17.9	12.4	15.7	-21.1%	19.9	28.1	41.2%

Income from Operations	$37.0	$28.8	$33.2	$23.1	$29.0	-21.6%	$37.0	$52.1	40.8%

Effective tax rate	35.0%	35.0%	35.0%	35.0%	35.1%		35.0%	35.0%

Average equity	$861.0	$896.8	$913.4	$915.1	$917.5		$861.0	$916.3
Return on average equity	17.2%	12.8%	14.6%	10.1%	12.6%		17.2%	11.4%

Operating and Acquisition Expenses
Commissions	$37.3	$36.0	$36.8	$39.4	$41.4	11.0%	$37.3	$80.8	116.6%
General and administrative expenses	31.9	35.5	37.5	32.7	37.5	17.6%	31.9	70.2	120.1%
Taxes, licenses and fees	8.0	7.8	6.9	9.7	9.5	18.8%	8.0	19.2	140.0%
Total commissions and expenses incurred	77.1	79.3	81.2	81.8	88.4	14.7%	77.1	170.2	120.8%
Less commissions and expenses capitalized	(11.2)	(11.3)	(14.8)	(11.2)	(13.5)	-20.5%	(11.2)	(24.7)	NM
Amortization of DAC and VOBA	6.0	6.6	3.2	7.6	5.8	-3.3%	6.0	13.4	123.3%

Net Operating and Acquisition Expenses	$72.0	$74.6	$69.6	$78.3	$80.7	12.1%	$72.0	$158.9	120.7%

General and administrative expenses as a
percentage of premiums	9.7%	11.7%	11.9%	9.9%	10.4%	NM	9.7%	10.1%

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$-	$121.4	$126.1	$137.6	$103.7		$-	$137.6
Cumulative effect of adoption of SOP 05-1	-	-	-	(37.5)	-		-	(37.5)
Deferral	11.2	11.3	14.8	11.2	13.5		11.2	24.7
Amortization	(6.0)	(6.6)	(3.2)	(7.6)	(5.8)		(6.0)	(13.4)
Included in Total Operating Expenses	5.2	4.7	11.5	3.5	7.8		5.2	11.3
Business acquired	116.2	-	-	-	-		116.2	-
Balance at end of period	$121.4	$126.1	$137.6	$103.7	$111.4		$121.4	$111.4

6/30/2007							PAGE 24
Employer Markets - Group Protection
Supplemental Data
Unaudited [Millions of Dollars]

	Three Months Ended						Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2006	2006	2006	2007	2007	Change	2006	2007	Change

Annualized Sales
Life	$15.3	$19.4	$43.1	$22.7	$23.6	54.2%	$15.3	$46.3	202.6%
Disability	22.9	24.7	56.9	28.6	28.9	26.2%	22.9	57.5	151.1%
Dental	7.1	6.1	13.1	9.4	9.5	33.8%	7.1	19.0	167.6%

Premiums:
Life	$111.6	$109.9	$112.5	$118.6	$125.0	12.0%	$111.6	$243.6	118.3%
Disability	134.0	134.8	138.5	144.8	150.4	12.2%	134.0	295.2	120.3%
Dental	31.4	31.7	31.8	32.9	33.5	6.7%	31.4	66.5	111.8%
Other	51.9	27.8	33.2	35.0	52.5	1.2%	51.9	87.5	68.6%

Total	$328.9	$304.1	$315.9	$331.3	$361.3	9.9%	$328.9	$692.7	110.6%

Product Line Results:
Life	$13.5	$9.8	$13.6	$8.6	$10.0	-25.9%	$13.5	$18.6	37.8%
Disability	21.1	16.1	15.5	13.3	18.1	-14.2%	21.1	31.4	48.8%
Dental	1.4	2.2	3.0	0.2	(0.1)	NM	1.4	0.1	-92.9%
Other	1.0	0.7	1.1	0.9	1.0	-	1.0	1.9	90.0%

Total	$37.0	$28.8	$33.2	$23.1	$29.0	-21.6%	$37.0	$52.1	40.8%

Loss Ratios:
Life	67.8%	72.3%	69.0%	75.0%	73.9%	9.0%	67.8%	74.4%	9.7%
Disability	59.4%	64.5%	69.3%	69.5%	66.4%	11.7%	59.4%	67.9%	14.3%
Dental	76.3%	71.7%	68.7%	79.2%	79.3%	3.9%	76.2%	79.2%	4.0%

Combined loss ratios	64.7%	68.4%	69.1%	72.7%	70.8%	9.5%	64.7%	71.8%	10.9%

6/30/2007							PAGE 25
Investment Management
Income Statements
Unaudited [Millions of Dollars]

	Three Months Ended						Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2006	2006	2006	2007	2007	Change	2006	2007	Change
Operating Revenue
Investment advisory fees - External	$81.2	$82.4	$86.5	$89.9	$92.5	13.9%	$159.0	$182.5	14.8%
Investment advisory fees - Insurance-related	23.5	23.7	24.7	24.9	19.8	-15.7%	48.6	44.7	-8.0%
Other revenue and fees	30.0	34.3	37.7	35.3	38.7	29.0%	66.7	74.0	10.9%
Operating Revenue	134.7	140.4	148.9	150.2	151.0	12.1%	274.3	301.1	9.8%

Operating Expenses
Operating and administrative expenses	116.4	120.3	126.2	124.6	133.1	14.3%	232.5	257.7	10.8%
Total Operating Expenses	116.4	120.3	126.2	124.6	133.1	14.3%	232.5	257.7	10.8%

Income (Loss) from operations before Federal income taxes	18.3	20.1	22.7	25.6	17.9	-2.2%	41.8	43.4	3.8%

Federal income taxes	6.3	6.7	8.3	9.3	6.6	4.8%	14.5	15.9	9.7%

Income (Loss) from Operations	$12.0	$13.4	$14.4	$16.2	$11.3	-5.8%	$27.3	$27.5	0.7%

Effective tax rate	34.4%	33.1%	36.5%	36.4%	36.8%		34.7%	36.6%

Pre-tax Operating Margin (1)	13.6%	14.3%	15.2%	17.0%	11.8%		15.2%	14.4%
After-tax Operating Margin (2)	8.9%	9.6%	9.7%	10.8%	7.5%		10.0%	9.1%

Operating and Acquisition Expenses
General and administrative expenses	$99.4	$104.2	$109.1	$106.5	$116.7	17.4%	$195.5	$223.2	14.2%
Depreciation and amortization	2.4	2.2	2.4	2.6	2.5	4.2%	4.6	5.2	13.0%
Sub-advisory fees	10.6	9.8	9.8	10.0	8.4	-20.8%	21.6	18.4	-14.8%
Total general and administrative expenses	112.4	116.2	121.3	119.1	127.7	13.6%	221.7	246.8	11.3%
Taxes, licenses and fees	2.4	2.7	3.5	4.1	4.0	66.7%	7.2	8.1	12.5%
Amortization of intangibles	1.6	1.4	1.4	1.4	1.4	-12.5%	3.6	2.8	-22.2%
Total expenses incurred	$116.4	$120.3	$126.2	$124.6	$133.1	14.3%	$232.5	$257.7	10.8%

(1) Pre-tax operating margin is calculated as Income (Loss) from Operations before Federal income taxes divided by Operating Revenue.
(2) After-tax operating margin is calculated as Income (Loss) from Operations divided by Operating Revenue.

6/30/2007	PAGE 26
Investment Management
Assets Under Management Roll Forward
Unaudited [Billions of Dollars]

	Three Months Ended						Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2006	2006	2006	2007	2007	Change	2006	2007	Change

Retail Fixed - Balance-Beginning-of-Period	$9.761	$10.007	$10.522	$10.993	$11.644	19.3%	$9.625	$10.993	14.2%
Sales (1)	1.034	0.981	1.091	1.365	1.494	44.5%	1.984	2.860	44.2%
Redemptions (2)	(0.824)	(0.810)	(0.802)	(0.910)	(1.062)	-28.9%	(1.630)	(1.971)	-20.9%
Transfers	0.030	0.012	0.028	0.014	(0.005)	NM	(0.026)	0.009	134.6%
Net Flows	0.240	0.183	0.318	0.470	0.428	78.3%	0.329	0.898	172.9%
Net investment gains and change in market value	0.007	0.332	0.211	0.181	0.119	NM	0.053	0.300	NM
Transition of assets (2)	-	-	(0.057)	-	0.111	NM	-	0.111	NM
Balance at End-of-Period	$10.007	$10.522	$10.993	$11.644	$12.303	22.9%	$10.007	$12.303	22.9%

Retail Equity - Balance-Beginning-of-Period	$36.500	$36.035	$36.954	$39.627	$40.250	10.3%	$32.732	$39.627	21.1%
Sales (1)	2.249	1.516	2.101	2.238	1.788	-20.9%	5.318	4.016	-24.5%
Redemptions (2)	(2.134)	(1.984)	(2.338)	(2.455)	(2.487)	-16.5%	(3.974)	(4.942)	-24.4%
Transfers	(0.032)	(0.016)	(0.030)	(0.020)	0.004	112.5%	(0.045)	(0.015)	66.7%
Net Flows	0.082	(0.483)	(0.267)	(0.237)	(0.704)	NM	1.298	(0.942)	NM
Net investment gains and change in market value	(0.547)	1.402	3.074	0.861	2.190	NM	2.006	3.050	52.0%
Transition of assets (2)	-	-	(0.133)	-	(3.150)	NM	-	(3.150)	NM
Balance at End-of-Period	$36.035	$36.954	$39.627	$40.250	$38.586	7.1%	$36.035	$38.586	7.1%

Total Retail - Balance-Beginning-of-Period	$46.261	$46.042	$47.476	$50.620	$51.895	12.2%	$42.357	$50.620	19.5%
Retail sales-Annuities	0.869	0.960	0.932	1.300	0.902	3.8%	1.754	2.202	25.5%
Retail sales-Mutual Funds	1.370	1.151	1.768	1.753	1.896	38.4%	2.699	3.649	35.2%
Retail sales-Managed Accounts & Other	1.043	0.386	0.493	0.550	0.474	-54.6%	2.849	1.025	-64.0%
Total Retail Sales (1)	3.282	2.497	3.192	3.603	3.272	-0.3%	7.302	6.876	-5.8%
Redemptions (2)	(2.959)	(2.794)	(3.140)	(3.365)	(3.548)	-19.9%	(5.604)	(6.913)	-23.4%
Transfers	(0.002)	(0.003)	(0.002)	(0.005)	(0.001)	50.0%	(0.071)	(0.006)	91.5%
Net Flows	0.322	(0.300)	0.050	0.233	(0.277)	NM	1.627	(0.044)	NM
Net investment gains and change in market value	(0.540)	1.733	3.285	1.041	2.309	NM	2.058	3.350	62.8%
Transition of assets (2)	-	-	(0.190)	-	(3.038)	NM	-	(3.038)	NM
Balance at End-of-Period	$46.042	$47.476	$50.620	$51.895	$50.889	10.5%	$46.042	$50.889	10.5%

Institutional Fixed - Balance-Beginning-of-Period	$17.262	$18.154	$19.387	$22.841	$23.469	36.0%	$14.699	$22.841	55.4%
Inflows (1)	1.634	1.133	3.644	1.560	1.557	-4.7%	4.714	3.118	-33.9%
Withdrawals/terminations	(0.750)	(0.516)	(0.487)	(0.480)	(1.271)	-69.5%	(1.197)	(1.751)	-46.3%
Transfers	0.008	(0.002)	0.001	0.000	(0.000)	NM	0.011	0.000	NM
Net Flows	0.892	0.615	3.157	1.081	0.286	-67.9%	3.528	1.367	-61.3%
Transfer of assets to an intercompany manager (3)	-	-	-	(0.780)		NM	-	(0.780)
Net investment gains and change in market value	0.001	0.618	0.297	0.328	(0.147)	NM	(0.073)	0.181	NM
Balance at End-of-Period	$18.154	$19.387	$22.841	$23.469	$23.608	30.0%	$18.154	$23.608	30.0%

Institutional Equity - Balance-Beginning-of-Period	$22.906	$21.729	$22.649	$23.845	$22.782	-0.5%	$20.576	$23.845	15.9%
Inflows (1)	1.130	1.274	1.244	0.870	1.320	16.8%	3.094	2.190	-29.2%
Withdrawals/terminations	(1.327)	(0.844)	(1.734)	(2.273)	(1.753)	-32.1%	(2.335)	(4.026)	-72.4%
Transfers	(0.008)	0.001	(0.001)	0.000	(0.000)	100.0%	(0.008)	0.000	100.0%
Net Flows	(0.205)	0.431	(0.490)	(1.402)	(0.434)	NM	0.751	(1.836)	NM
Transition of assets (2)	-	-	-	-	(0.363)	NM	-	(0.363)	NM
Net investment gains and change in market value	(0.971)	0.489	1.687	0.339	1.242	227.9%	0.402	1.581	293.3%
Balance at End-of-Period	$21.729	$22.649	$23.845	$22.782	$23.228	6.9%	$21.729	$23.228	6.9%

Total Institutional - Balance-Beginning-of-Period	$40.167	$39.883	$42.035	$46.686	$46.251	15.1%	$35.276	$46.686	32.3%
Inflows (1)	2.764	2.406	4.888	2.431	2.877	4.1%	7.808	5.308	-32.0%
Withdrawals/terminations	(2.078)	(1.360)	(2.221)	(2.753)	(3.025)	-45.6%	(3.532)	(5.778)	-63.6%
Transfers	0.000	(0.000)	(0.000)	0.001	(0.001)	NM	0.003	0.000	NM
Net Flows	0.687	1.046	2.666	(0.321)	(0.148)	NM	4.279	(0.469)	NM
Transfer of assets to an intercompany manager (3)	-	-	-	(0.780)	(0.363)	NM	-	(1.143)	NM
Net investment gains and change in market value	(0.971)	1.107	1.984	0.667	1.096	212.9%	0.328	1.763	NM
Balance at End-of-Period	$39.883	$42.035	$46.686	$46.251	$46.836	17.4%	$39.883	$46.836	17.4%

Total Retail and Institutional - At End-of-Period	$85.926	$89.511	$97.307	$98.146	$97.725	13.7%	$85.926	$97.725	13.7%

General Account Assets-End-of-Period (4)	$65.637	$67.410	$67.437	$67.658	$66.423	1.2%	$65.637	$66.423	1.2%

Total Assets Under Management
At End-of-Period	$151.563	$156.921	$164.743	$165.803	$164.148	8.3%	$151.563	$164.148	8.3%

Total Retail and Institutional - Net Flows (2)	$1.008	$0.745	$2.717	$(0.088)	$(0.425)	NM	$5.906	$(0.513)	NM

Subadvised Assets, included in Assets
Under Management above
Retail	$16.899	$16.421	$18.023	$18.466	$16.329	-3.4%	$16.899	$16.329	-3.4%
Institutional	4.593	4.560	4.648	4.645	4.594	-	4.593	4.594	-
Total Subadvised Assets	$21.491	$20.982	$22.671	$23.111	$20.922	-2.6%	$21.491	$20.922	-2.6%

(1) Sales and in-flows include dividend reinvestments.
(2) Reflects the restatement of $190M of 529 Plan Assets (that transitioned to Upromise in 4Q06) from Redemptions into Transition of Assets. Subsequent 529 Plan Assets which transitioned in 2Q07 are reflected as Transition of Assets.

(3) Transfer does not impact LFG consolidated assets under management .
(4) Balances for 4Q06 and the 1Q07 have been restated to reflect adjustments made to Jefferson Pilot separate accounts. The impact of these changes was $370 million and $366 million, respectively.

6/30/2007							PAGE 27
Lincoln UK
Income Statements
Unaudited [Millions of Dollars]

	Three Months Ended						Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2006	2006	2006	2007	2007	Change	2006	2007	Change
Operating Revenue
Premiums	$19.9	$21.1	$21.0	$24.2	$24.3	22.1%	$36.5	$48.5	32.9%
Mortality assessments	8.9	8.7	9.0	10.0	8.9	-	16.7	18.9	13.2%
Expense assessments	34.7	23.9	36.8	37.1	39.9	15.0%	62.7	77.1	23.0%
Net investment income	17.8	18.6	18.0	19.3	19.4	9.0%	34.9	38.7	10.9%
Other revenue and fees	-	-	-	0.1	-	NM	0.1	0.1	-
Total Operating Revenue	81.4	72.3	84.8	90.7	92.5	13.6%	150.9	183.3	21.5%

Operating Expenses
Insurance benefits	27.5	25.0	30.4	36.0	34.4	25.1%	52.9	70.4	33.1%
Operating and acquisition expenses	38.9	34.5	39.1	38.0	40.2	3.3%	66.5	78.1	17.4%
Total Operating Expenses	66.3	59.5	69.5	74.0	74.6	12.5%	119.3	148.6	24.6%

Income from operations before Federal income taxes	15.1	12.8	15.3	16.7	18.0	19.2%	31.6	34.7	9.8%

Federal income taxes	5.2	4.5	5.4	5.9	6.3	21.2%	11.0	12.1	10.0%

Income from Operations	$9.9	$8.3	$9.9	$10.9	$11.7	18.2%	$20.6	$22.5	9.2%

Effective tax rate on
Income from Operations	34.4%	35.2%	35.3%	35.3%	35.0%		34.8%	35.0%

Average equity	$417.8	$406.0	$392.3	$384.8	$382.7		$422.4	$383.8
Return on average equity	9.5%	8.2%	10.1%	11.3%	12.2%		9.8%	11.8%

Operating and Acquisition Expenses

Commissions	$1.1	$1.4	$1.1	$1.0	$1.0	-9.1%	$2.0	$2.1	5.0%
General and administrative expenses	23.9	25.1	27.9	26.5	26.7	11.7%	46.6	53.2	14.2%
Total commissions and expenses incurred	25.0	26.4	29.0	27.6	27.7	10.8%	48.6	55.3	13.8%
Less: commissions and expenses capitalized	(0.1)	(0.6)	(0.7)	(0.6)	(0.6)	NM	(0.6)	(1.2)	-100.0%
Amortization of DAC and VOBA	13.9	8.7	10.8	11.0	13.0	-6.5%	18.4	24.0	30.4%
									NM
Net Operating and Acquisition Expenses	$38.9	$34.5	$39.1	$38.0	$40.2	3.3%	$66.5	$78.1	17.4%

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$747.2	$781.7	$783.4	$809.0	$802.6		$743.4	$809.0
Deferral	0.1	0.6	0.7	0.6	0.6		0.6	1.2
Amortization	(13.9)	(8.7)	(10.8)	(11.0)	(13.0)		(18.4)	(24.0)
Included in Total Benefits and Expenses	(13.8)	(8.0)	(10.1)	(10.4)	(12.4)		(17.8)	(22.8)
Foreign currency translation adjustment	48.3	9.7	35.7	4.1	16.3		56.1	20.4
Balance at end of period	$781.7	$783.4	$809.0	$802.6	$806.5		$781.7	$806.5

Roll Forward of Deferred Front-End Load

Balance at beginning of period	$364.5	$381.2	$392.8	$404.5	$400.4		$363.1	$404.5
Deferral	0.5	0.8	0.6	0.9	0.7		1.6	1.6
Amortization	(7.4)	6.1	(6.8)	(7.0)	(6.6)		(10.8)	(13.6)
Included in Income from Operations	(6.9)	6.9	(6.2)	(6.1)	(5.9)		(9.2)	(12.0)
Foreign currency translation adjustment	23.6	4.7	17.9	2.0	8.1		27.4	10.2
Balance at end of period	$381.2	$392.8	$404.5	$400.4	$402.6		$381.2	$402.6

6/30/2007							PAGE 28
Lincoln UK
Operational Data
Unaudited [Billions of Dollars]

	Three Months Ended						Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2006	2006	2006	2007	2007	Change	2006	2007	Change

Unit Linked Assets
Balance-Beg-of-Period	$7.754	$7.857	$8.118	$8.757	$8.906	14.9%	$7.320	$8.757	19.6%

Deposits	0.073	0.105	0.071	0.068	0.100	37.0%	0.142	0.168	18.3%
Withdrawals (including charges) and Deaths	(0.201)	(0.218)	(0.232)	(0.240)	(0.251)	-24.9%	(0.387)	(0.491)	-26.9%
Net Flows	(0.128)	(0.113)	(0.161)	(0.172)	(0.151)	-18.0%	(0.245)	(0.323)	-31.8%
Investment income and change in market value	(0.267)	0.275	0.424	0.277	0.229	185.8%	0.212	0.506	138.7%
Foreign Currency Adjustment	0.500	0.098	0.376	0.045	0.183	-63.4%	0.572	0.228	NM
Unit Linked Assets - End-of-Period	$7.857	$8.118	$8.757	$8.906	$9.168	16.7%	$7.857	$9.168	16.7%

Individual Life In-force	$18.289	$18.464	$19.345	$19.307	$19.605	7.2%	$18.289	$19.605	7.2%

Exchange Rate - Dollars to Pounds
For-the-Period	1.829	1.878	1.930	1.964	1.989	8.7%	1.791	1.977	10.4%
End-of-Period	1.849	1.872	1.958	1.968	2.008	8.6%	1.849	2.008	8.6%

6/30/2007							PAGE 29
Lincoln Financial Media
Income Statements
Unaudited [Millions of Dollars]

	Three Months Ended						Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2006	2006	2006	2007	2007	Change	2006	2007	Change
Operating Results
Communications revenues, net	$57.5	$59.8	$70.0	$67.2	$57.4	-0.2%	$57.5	$124.7	116.9%
Cost of sales	7.6	10.3	15.2	17.0	7.7	1.3%	7.6	24.7	225.0%
Operating expenses	22.2	21.0	21.7	24.2	23.4	5.4%	22.2	47.6	114.4%
Station operating income	27.7	28.5	33.1	26.0	26.3	-5.1%	27.7	52.3	88.8%
Depreciation and amortization	6.0	2.7	2.6	4.2	2.7	-55.0%	6.0	6.8	13.3%
General and administrative expenses	1.8	1.4	1.2	1.3	1.0	-44.4%	1.8	2.3	27.8%
Taxes, licenses and fees	-	1.5	1.8	1.3	1.4	NM	-	2.7	NM
Net interest expense and other	0.3	0.3	0.3	0.1	0.2	-33.3%	0.3	0.3

Income from operations before Federal income taxes	19.6	22.6	27.2	19.2	21.1	7.7%	19.6	40.3	105.6%

Federal income taxes	7.7	8.0	9.6	6.8	7.4	-3.9%	7.7	14.2	84.4%

Income from Operations	$11.9	$14.6	$17.5	$12.4	$13.6	14.3%	$11.9	$26.0	118.5%

Effective tax rate on
Income from Operations	39.3%	35.4%	35.4%	35.5%	35.3%		39.3%	35.4%

Other Operations (1)
Unaudited [Millions of Dollars]

	Three Months Ended						Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2006	2006	2006	2007	2007	Change	2006	2007	Change

Operating Revenue
Premiums	$0.3	$0.9	$3.8	$2.1	$(1.2)	NM	$0.6	$0.9	50.0%
Net investment income	72.1	59.6	53.1	46.7	44.5	-38.3%	111.6	91.3	-18.2%
Amortization of deferred gain on
indemnity reinsurance (2)	18.8	18.8	18.8	18.6	18.6	-1.1%	37.5	37.2	-0.8%
Other revenue and fees	(0.1)	(4.5)	(4.9)	(2.9)	3.0	NM	(1.9)	0.1	105.3%
Inter-segment elimination of investment advisory fees	(23.5)	(23.3)	(25.2)	(24.5)	(19.6)	16.6%	(48.5)	(44.2)	8.9%
Total Operating Revenue	67.6	51.4	45.6	40.0	45.3	-33.0%	99.3	85.4	-14.0%

Operating Expenses
Insurance benefits	4.1	3.9	7.3	5.7	7.7	87.8%	5.8	13.4	131.0%
Interest credited to contractholder funds	36.5	36.1	37.1	37.1	32.2	-11.8%	70.4	69.3	-1.6%
Operating and acquisition expenses	28.5	(7.3)	33.8	16.9	34.9	22.5%	27.3	51.7	89.4%
Taxes, licenses and fees	0.6	2.6	1.2	2.7	(0.5)	NM	3.6	2.2	-38.9%
Interest	64.3	66.7	64.3	60.8	72.3	12.4%	85.9	133.1	54.9%
Inter-segment elimination of investment advisory fees	(23.5)	(23.3)	(25.2)	(24.5)	(19.6)	16.6%	(48.5)	(44.2)	8.9%
Total Operating Expenses	110.6	78.8	118.6	98.6	126.9	14.7%	144.3	225.5	56.3%

Loss from operations before Federal income taxes	(43.1)	(27.4)	(73.0)	(58.5)	(81.6)	-89.3%	(45.1)	(140.1)	NM

Federal income taxes	(17.0)	(15.9)	(34.5)	(23.3)	(35.1)	NM	(19.1)	(58.3)	NM

Loss from Operations	$(26.1)	$(11.5)	$(38.4)	$(35.2)	$(46.6)	-78.5%	$(26.0)	$(81.8)	NM

(1) Includes eliminations of intercompany transactions.
(2) Represents the amortization of deferred gain recognized on the business sold through indemnity reinsurance to Swiss Re.

6/30/2007							PAGE 30
Consolidated Domestic Deposits/Account Balances
Unaudited [Billions of Dollars]

	Three Months Ended						Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2006	2006	2006	2007	2007	Change	2006	2007	Change
Deposits - For the Period
Individual Markets - Fixed Annuities	$0.872	$1.062	$1.100	$0.821	$0.982	12.6%	$1.343	$1.803	34.3%
Individual Markets - Variable Annuities	1.867	1.658	2.061	2.000	2.295	22.9%	3.533	4.295	21.6%
Individual Markets - Life Insurance	1.023	0.753	1.101	1.039	1.005	-1.8%	1.511	2.044	35.3%
Employer Markets - Fixed Annuities	0.242	0.268	0.183	0.299	0.233	-3.7%	0.495	0.531	7.3%
Employer Markets - Variable Products (1)	0.918	0.818	0.916	1.188	1.041	13.4%	1.905	2.229	17.0%
Employer Markets - Executive Benefits	0.077	0.058	0.085	0.065	0.079	2.6%	0.124	0.144	16.1%
Inv Mgmt - Annuities	0.869	0.960	0.932	1.300	0.902	3.8%	1.754	2.202	25.5%
Inv Mgmt - Mutual Funds	1.370	1.151	1.768	1.753	1.896	38.4%	2.699	3.649	35.2%
Inv Mgmt - Managed Acct. & Other	1.043	0.386	0.493	0.550	0.474	-54.6%	2.849	1.025	-64.0%
Consolidating Adjustments	(0.773)	(0.817)	(0.833)	(0.799)	(0.890)	-15.1%	(1.254)	(1.689)	-34.7%
Total Gross Retail Deposits	7.509	6.297	7.805	8.217	8.016	6.8%	14.958	16.233	8.5%

Inv Mgmt - Institutional	2.764	2.406	4.888	2.431	2.877	4.1%	7.808	5.308	-32.0%
Consolidating Adjustments	(0.365)	(0.202)	(0.109)	(0.112)	(0.188)	48.5%	(0.623)	(0.299)	52.0%
Total Gross Deposits	$9.907	$8.501	$12.584	$10.536	$10.706	8.1%	$22.143	$21.242	-4.1%

Account Balances - End of Period
Individual Markets - Fixed Annuities	$17.384	$16.894	$16.733	$16.449	$16.270	-6.4%	$17.384	$16.270	-6.4%
Individual Markets - Variable Annuities	41.537	43.977	48.169	50.300	55.171	32.8%	41.537	55.171	32.8%
Individual Markets - Life Insurance	25.479	25.821	26.490	26.924	27.465	7.8%	25.479	27.465	7.8%
Employer Markets - Fixed Annuities	11.050	11.061	11.006	10.993	10.940	-1.0%	11.050	10.940	-1.0%
Employer Markets - Variable Products (1)	20.475	21.166	22.650	23.482	25.024	22.2%	20.475	25.024	22.2%
Employer Markets - Executive Benefits	4.228	4.252	4.305	4.264	4.353	3.0%	4.228	4.353	3.0%
Inv Mgmt - Annuities	13.577	14.129	15.151	15.467	12.780	-5.9%	13.577	12.780	-5.9%
Inv Mgmt - Mutual Funds	16.654	17.068	17.875	18.747	19.894	19.5%	16.654	19.894	19.5%
Inv Mgmt - Managed Acct. & Other	15.812	16.279	17.594	17.681	18.215	15.2%	15.812	18.215	15.2%
Consolidating Adjustments	(13.057)	(13.649)	(14.687)	(15.025)	(12.240)	6.3%	(13.057)	(12.240)	6.3%
Total Retail Account Balances	153.137	156.998	165.287	169.282	177.871	16.2%	153.137	177.871	16.2%

Inv Mgmt - Institutional	39.883	42.035	46.686	46.251	46.836	17.4%	39.883	46.836	17.4%
Consolidating Adjustments	(3.557)	(3.510)	(3.604)	(2.829)	(2.604)	26.8%	(3.557)	(2.604)	26.8%
Total Account Balances	$189.464	$195.524	$208.369	$212.704	$222.103	17.2%	$189.464	$222.103	17.2%

Total Domestic Net Flows
Unaudited [Billions of Dollars]

	Three Months Ended						Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
For the Period Ended	2006	2006	2006	2007	2007	Change	2006	2007	Change

Individual Markets - Life	$0.548	$0.491	$0.727	$0.698	$0.586	6.9%	$0.805	$1.284	59.5%
Individual Markets - Annuities	0.699	0.304	0.892	0.754	1.138	62.8%	1.469	1.892	28.8%
Employer Markets - Defined Contribution	0.114	0.037	0.010	0.221	0.074	-35.1%	0.294	0.295	0.3%
Employer Markets - Executive Benefits	0.035	(0.011)	(0.007)	(0.075)	0.026	-25.7%	0.075	(0.049)	NM
Investment Management - Retail	0.322	(0.300)	0.050	0.233	(0.277)	NM	1.627	(0.044)	NM
Consolidating Adjustments	(0.009)	0.012	(0.092)	(0.004)	0.330	NM	0.074	0.326	NM
Total Retail Net Flows	1.709	0.532	1.580	1.827	1.877	9.8%	4.344	3.704	-14.7%

Investment Management - Institutional	0.687	1.046	2.666	(0.321)	(0.148)	NM	4.279	(0.469)	NM
Consolidating Adjustments	(0.047)	0.139	0.068	0.048	(0.026)	44.7%	(0.086)	0.022	NM
Total Net Flows	$2.349	$1.717	$4.315	$1.554	$1.702	-27.5%	$8.537	$3.256	-61.9%

(1) Includes amounts attributable to Alliance program mutual fund net flows.
Account values for the Alliance program are not included in the separate accounts reported on our balance sheet.

6/30/2007				PAGE 31
Consolidated Investment Data - Assets Managed
Unaudited [Billions of Dollars]

	As of
	June	Sept.	Dec.	March	June	%
	2006	2006	2006	2007	2007	Change
Assets Managed by Source
LNC's Investments and Cash:
Fixed maturity securities -
available for sale	$54.024	$55.825	$55.853	$56.256	$55.447	2.6%
Equity securities - available for sale	0.579	0.662	0.700	0.714	0.687	18.7%
Trading securities	3.109	3.172	3.036	2.910	2.818	-9.4%
Other investments	12.003	11.948	11.898	11.970	11.916	-0.7%
Total LNC Investments	69.714	71.608	71.488	71.849	70.868	1.7%
Separate accounts	71.095	74.357	80.534	83.147	89.497	25.9%
Cash and invested cash	1.500	1.108	1.621	0.900	0.989	-34.1%
Total LNC	142.309	147.073	153.642	155.897	161.353	13.4%

Non-affiliate assets managed	70.185	73.227	79.881	81.134	83.709	19.3%

Total Assets Managed	$212.495	$220.300	$233.523	$237.031	$245.063	15.3%

Assets Managed by Advisor
Investment Management segment
(See page 26 for additional detail)	$85.926	$89.511	$97.307	$98.146	$97.725	13.7%
DLIA-Corp
(Assets managed internally-see page 26)	65.637	67.410	67.437	67.658	66.423	1.2%
Lincoln UK	9.171	9.440	10.108	10.255	10.536	14.9%
Domestic Policy Loans (excluding Lincoln UK)	2.712	2.720	2.755	2.763	2.783	2.6%
Non-LNC Affiliates	49.049	51.219	55.916	58.209	67.596	37.8%
Total Assets Managed	$212.495	$220.300	$233.523	$237.031	$245.063	15.3%

6/30/2007					PAGE 32
Consolidated Investment Data
Unaudited [Millions of Dollars]

	Three Months Ended
	June	Sept.	Dec.	March	June	%
	2006	2006	2006	2007	2007	Change
Net Investment Income

Fixed maturity AFS securities	$829.0	$824.8	$841.7	$843.8	$847.1	2.2%
Equity AFS securities	8.6	7.9	8.5	8.6	11.8	37.2%
Trading securities	49.4	49.2	48.6	45.4	44.4	-10.1%
Mortgage loans on real estate	135.0	137.8	128.5	130.6	131.8	-2.4%
Real estate	13.2	13.3	20.6	15.2	12.5	-5.3%
Policy loans	42.5	43.0	43.7	42.6	44.3	4.2%
Invested cash	22.2	33.0	15.6	18.2	14.7	-33.8%
Other investments	10.2	41.3	71.8	29.8	109.7	NM
Investment revenue	1,110.1	1,150.3	1,179.0	1,134.2	1,216.2	9.6%
Investment expense	(41.9)	(42.4)	(52.6)	(44.6)	(46.3)	-10.5%

Net Investment Income	$1,068.2	$1,107.9	$1,126.3	$1,089.5	$1,169.8	9.5%

Mean Invested Assets (Amortized Cost)	$70,933.3	$70,646.9	$70,451.4	$69,905.7	$70,062.2

Ratio of Net Investment Income Over Mean Invested Assets	6.02%	6.27%	6.39%	6.23%	6.68%

	Three Months Ended
	June	Sept.	Dec.	March	June	%
	2006	2006	2006	2007	2007	Change
Realized Investment Gains (Losses)
Fixed maturities	$8.2	$6.7	$10.6	$44.2	$(20.2)	NM
Equity securities	(1.1)	-	-	2.2	4.0	NM
Other gains (losses), net	6.5	(5.5)	3.5	(0.1)	9.4	44.6%
Policyholders' interest	(1.4)	2.0	7.6	(1.9)	(0.2)	85.7%
Capital gains expense	-	-	-	-	-	NM
Sale of affiliate	-	-	-	-	-	NM
Total pretax gains (losses)	12.2	3.1	21.7	44.4	(7.0)	NM
Amortization of DAC, VOBA and deferred
sales inducements	(18.9)	(8.9)	(8.9)	(17.9)	(1.6)	91.5%
Income taxes	(3.0)	(1.7)	3.4	9.3	(3.8)	-26.7%
Realized investment gains (losses), net of taxes	$(3.8)	$(4.1)	$9.4	$17.1	$(4.9)	-28.9%

		As of June 30, 2007			As of December 31, 2006
		Amount	% of Total		Amount	% of Total
Available-for-Sale and Trading Securities [Millions of Dollars]
Fixed Maturity Sec (Fair Value)		$58,263.1	98.8%		$58,889.8	98.8%
Fixed Maturity Sec (Amortized Cost)		58,211.9	98.9%		57,725.8	98.9%

Equity Securities (Fair Value)		689.0	1.2%		700.2	1.2%
Equity Securities (Amortized Cost)		672.2	1.1%		656.8	1.1%

% of Available-for-Sale Fixed Maturity Securities (Based on Fair Value)
Treasuries and AAA			21.7%			19.6%
AA or better			31.9%			28.1%
BB or less			5.3%			6.3%

General Account Investments		As of June 30, 2007			As of December 31, 2006
		Amount	% of Total		Amount	% of Total
Fixed maturities- security sector:
Corporate bonds		$44,023.4	79.4%		$45,489.4	81.4%
U.S. government bonds		248.1	0.4%		263.4	0.5%
Foreign government bonds		975.0	1.8%		1,141.6	2.0%
Mortgage backed securities		9,946.2	17.9%		8,691.3	15.6%
State and municipal bonds		158.7	0.3%		159.4	0.3%
Preferred stocks - redeemable		95.5	0.2%		108.3	0.2%
Total		$55,447.0	100.0%		$55,853.4	100.0%

	As of
	June	Sept.	Dec.	March	June	%
	2006	2006	2006	2007	2007	Change
Composition of Investment Portfolio:
Securities available-for-sale, at fair value:
Fixed Maturity	$54,024.1	$55,824.9	$55,853.4	$56,255.6	$55,447.0	2.6%
Equity	578.5	662.0	700.2	713.9	686.8	18.7%
Trading securities	3,109.0	3,172.5	3,036.3	2,909.7	2,818.3	-9.4%
Mortgage loans on real estate & real estate	8,169.7	8,004.5	7,805.6	7,822.2	7,698.4	-5.8%
Policy loans	2,716.4	2,724.9	2,759.7	2,766.8	2,787.0	2.6%
Derivative Investments	279.6	349.4	415.3	412.6	375.9	34.4%
Other investments	837.0	869.3	917.1	968.6	1,054.3	26.0%
Total	$69,714.4	$71,607.5	$71,487.6	$71,849.3	$70,867.7	1.7%